As filed with the U.S. Securities and Exchange Commission on April 27, 2016

Securities Act File No. 033-69724

Investment Company Act File No. 811-08056

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 47

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 48

(Check appropriate box or boxes)

PRAXIS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

1110 N. Main Street

Goshen, Indiana 46528

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 977-2947

Anthony Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

COPIES TO:

Dana Gentile

Beacon Hill Fund Services, Inc.

325 John H. McConnell Blvd., Suite 150

Columbus, OH 43215

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On April 29, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 30, 2016 Prospectus

Praxis Mutual Funds

Class A and I Shares

Praxis Funds	Class A	Class I
Impact Bond Fund (formerly named Intermediate Income Fund)	(MIIAX)	(MIIIX)
International Index Fund	(MPLAX)	(MPLIX)
Value Index Fund	(MVIAX)	(MVIIX)
Growth Index Fund	(MGNDX)	(MMDEX)
Small Cap Fund	(MMSCX)	(MMSIX)

Praxis Genesis Portfolios	Class A
Conservative Portfolio	(MCONX)
Balanced Portfolio	(MBAPX)
Growth Portfolio	(MGAFX)

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed on upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2151316

Praxis Mutual Funds

Notice of Privacy Policy and Practices

Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our shareholders. We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will understand the nature of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources(1):

•	Account applications and other forms — which may include a customer’s name, address, Social Security Number and information about a customer’s investment goals and risk tolerance;

•	Account history — including information about the transactions and balances in a customer’s account(s); and

•	Correspondence — written, telephonic or electronic between a customer and Praxis Mutual Funds or service providers to Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are affiliated with Praxis Mutual Funds under one or more of these circumstances:

•	As authorized — if you request or authorize the disclosure of the information.

•	As permitted by law — for example sharing information with companies who maintain or service customer accounts for Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	Under joint agreement — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require Praxis Mutual Funds service providers to maintain:

•	policies and procedures designed to assure only appropriate access to, and use of information about customers of Praxis Mutual Funds; and

•	physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of Praxis Mutual Funds.

We will adhere to the policies and procedures described in this notice regardless of whether you are a current or former shareholder of Praxis Mutual Funds.

This Is Not Part Of The Prospectus

(1)	For purposes of this notice, the terms “customer” or “customers” include individuals who provide nonpublic personal information to Praxis Funds, but do not invest in Praxis Fund shares.

Table of Contents

Summary Information

Review this important section carefully for summaries of each Fund’s investments, risks, past performance and fees.

1	Praxis Impact Bond Fund
5	Praxis International Index Fund
9	Praxis Value Index Fund
13	Praxis Growth Index Fund
17	Praxis Small Cap Fund
21	Praxis Genesis Conservative Portfolio
25	Praxis Genesis Balanced Portfolio
29	Praxis Genesis Growth Portfolio
33	Investing in the Funds

Investment Objectives, Principal Investment Strategies, and Related Risks

Review this section carefully for details on each Fund’s investment strategies and risks.

34	Criteria for Socially Responsible Investing
37	Praxis Impact Bond Fund
38	Praxis International Index Fund
39	Praxis Value Index Fund
40	Praxis Growth Index Fund
41	Praxis Small Cap Fund
42	Praxis Genesis Conservative Portfolio
43	Praxis Genesis Balanced Portfolio
44	Praxis Genesis Growth Portfolio
45	Investment Risks — Risk Factors: All Funds
46	Disclosure of Portfolio Holdings

Shareholder Information

Review this section carefully for details on how shares are valued, how to purchase, sell and exchange shares and related charges, market timing and excessive trading policies and procedures, and payments of dividends and distributions.

47	Pricing of Fund Shares
47	Purchasing and Adding to Your Shares
50	Selling Your Shares
51	General Policies on Selling Shares
53	Market Timing and Excessive Trading
55	Distribution Arrangements/Sales Charges
58	Exchanging Your Shares
59	Directed Dividends
59	Automatic Voluntary Charitable Contributions to the Mennonite Foundation
59	Charitable Gift Option
59	Dividends, Distributions and Taxes

Table of Contents

FUND MANAGEMENT

61	The Investment Adviser
62	Portfolio Managers
63	The Distributor and Administrator

Financial Highlights

Review this section carefully for details on selected financial highlights of the Funds.

64	Introduction
65	Praxis Impact Bond Fund
67	Praxis International Index Fund
69	Praxis Value Index Fund
71	Praxis Growth Index Fund
73	Praxis Small Cap Fund
75	Praxis Genesis Conservative Portfolio
76	Praxis Genesis Balanced Portfolio
77	Praxis Genesis Growth Portfolio

Back Cover

—	Where to Learn More About the Funds

Throughout this prospectus, the Praxis Mutual Funds, including the Praxis Genesis Portfolios, may be referred to individually as a “Fund” and collectively as the “Funds.”

Summary Information

Praxis Impact Bond Fund (formerly named Praxis Intermediate Income Fund)

Investment Objectives

The Impact Bond Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%	0.40%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.33%	0.14%
Total Annual Fund Operating Expenses	0.98%	0.54%
Fee Waiver and/or Expense Reimbursement	(0.05)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	0.93%	0.54%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

2 Everence Capital Management, Inc. (the “Adviser”) has entered into a contractual limitation agreement with respect to the Impact Bond Fund Class A until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Class A Fund to 0.90 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.90 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$466	$671	$892	$1,527
Class I	$55	$173	$302	$677

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.67 percent of the average value of its portfolio.

Praxis Impact Bond Fund

Principal Investment Strategies

The Fund invests primarily in fixed income securities. The Fund invests, under normal circumstances, at least 80 percent of its assets in fixed income securities of all types. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. The Fund integrates consideration of the impact of environmental, social and governance practices into each investment decision. In addition, the Fund seeks to place a priority on market-rate, fixed income securities that have significant, direct impact on the climate and/or communities around the world. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”). The Adviser will structure the portfolio using the Barclays Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on its determination of the relative value, while maintaining overall interest rate exposure similar to the Barclays Aggregate Bond Index. The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer to satisfy collateral requirements.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. U.S. monetary policy, including changes to Federal Reserve outlooks or programs, may result in periods of significant market volatility and declines in the values of fixed income securities. Those events, as well as structural changes in certain markets for fixed income securities, could reduce market liquidity and increase market volatility, increasing redemptions from the Fund and putting further downward pressure on the Fund’s net asset value, increasing losses. In addition, application of screens may cause the Fund to vary from the performance of its index and other bond funds.

Praxis Impact Bond Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended September 30, 2009	4.79%
Worst Quarter	Quarter Ended June 30, 2013	(2.27)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		(3.43)%	2.15%	3.98%
Return After Taxes on Distributions		(4.44)%	0.97%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares		(1.93)%	1.21%	2.56%
Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	4.51%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2015	Class I	1 Year	5 Years	(May 1, 2006)
Return Before Taxes		0.72%	3.37%	5.02%
Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		0.55%	3.25%	4.79%

Praxis Impact Bond Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, Senior Fixed Income Investment Manager, and Delmar King, Fixed Income Investment Manager, are co-portfolio managers of the Fund. Mr. King has managed the Fund since its inception in January 1994; Mr. Bailey has managed the Fund since March 2005.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange (“NYSE”) is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis International Index Fund

Investment Objective

The Praxis International Index Fund seeks to capture the investment performance of international developed and emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.48%	0.18%
Total Annual Fund Operating Expenses	1.33%	0.78%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$653	$924	$1,216	$2,042
Class I	$80	$249	$433	$966

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.48 percent of the average value of its portfolio.

Praxis International Index Fund

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Those investments may include American Depositary Receipts (ADRs). The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Fund’s Sub-Adviser uses proprietary optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index. The Sub-Adviser may also manage the portfolio with the goal of minimizing taxable distributions.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign and emerging markets investments, such as changes in currency exchange rates, a lack of adequate company information, political instability, and market and economic developments abroad. In addition, markets and economies throughout the world are becoming increasingly interconnected and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of screens may contribute to tracking error. In addition, because the Fund invests in ADRs relating to its benchmark index, which are priced at the close of the U.S. markets, while shares of issuers in the index are priced at the close of the principal foreign market on which they are traded, there is a timing difference that contributes to tracking error.

Praxis International Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended March 31, 2012	10.79%
Worst Quarter	Quarter Ended September 30, 2011	(22.03)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years
Return Before Taxes		(10.75)%	(1.43)%
Return After Taxes on Distributions		(10.83)%	(1.63)%
Return After Taxes on Distributions and Sale of Fund Shares		(5.61)%	(0.95)%
MSCI ACWI ex US
(reflects no deduction for fees, expenses or taxes)		(5.66)%	1.06%

Average Annual Total Returns
For the Periods Ended December 31, 2015	Class I	1 Year	5 Years
Return Before Taxes		(5.19)%	(0.26)%
MSCI ACWI ex US
(reflects no deductions for fees, expenses or taxes)		(5.66)%	1.06%

Praxis International Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Aperio Group LLC serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers

Ran Leshem, Chief Investment Officer, and Patrick Geddes, Chief Executive Officer and Chief Tax Economist, have managed the Fund since its inception.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Value Index Fund

Investment Objective

The Value Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.39%	0.15%
Total Annual Fund Operating Expenses	0.94%	0.45%

1Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$616	$809	$1,018	$1,619
Class I	$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.38 percent of the average value of its portfolio.

Praxis Value Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization value equities market, as measured by the S & P 5001 Value Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of screens may contribute to tracking error.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Praxis Value Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended June 30, 2009	18.97%
Worst Quarter	Quarter Ended December 31, 2008	(24.50)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		(11.30)%	7.98%	3.22%
Return After Taxes on Distributions		(12.40)%	7.49%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares		(5.62)%	6.26%	2.54%
Standard & Poor’s 500 Value Index
(reflects no deduction for fees, expenses or taxes)		(3.14)%	10.95%	5.79%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2015	Class I	1 Year	5 Year	(May 1, 2006)
Return Before Taxes		(6.00)%	9.81%	3.61%
Standard & Poor’s 500 Value Index
(reflects no deductions for fees, expenses or taxes)		(3.14)%	10.95%	7.01%

Praxis Value Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Growth Index Fund

Investment Objective

The Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.29%	0.14%
Total Annual Fund Operating Expenses	0.84%	0.44%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$606	$779	$966	$1,508
Class I	$45	$141	$246	$555

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.68 percent of the average value of its portfolio.

Praxis Growth Index Fund

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the S & P 5002 Growth Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of screens may contribute to tracking error.

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund

Praxis Growth Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended March 31, 2012	15.66%
Worst Quarter	Quarter Ended December 31, 2008	(23.52)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Year	Since Inception (May 1, 2007)
Return Before Taxes		(1.76)%	11.86%	6.58%
Return After Taxes on Distributions		(2.04)%	11.71%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares		(0.77)%	9.47%	5.27%
Standard & Poor’s 500 Growth Index
(reflects no deduction for fees, expenses or taxes)		5.51%	14.05%	8.19%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2015	Class I	1 Year	5 Year	(May 1, 2007)
Return Before Taxes		4.10%	13.65%	7.69%
Standard & Poor’s 500 Growth Index
(reflects no deductions for fees, expenses or taxes)		5.51%	14.05%	8.19%

Praxis Growth Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Small Cap Fund

Investment Objective

The Small Cap Fund seeks to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.71%	0.21%
Total Annual Fund Operating Expenses	1.81%	1.06%
Fee Waiver and/or Expense Reimbursement	(0.13)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.68%	1.06%

1 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

2 Everence Capital Management, Inc. (“the Adviser”) has entered into a contractual expense limitation agreement with respect to the Small Cap Fund Class A until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Fund to 1.65 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 1.65 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$687	$1,053	$1,442	$2,530
Class I	$108	$337	$585	$1,294

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.84 percent of the average value of its portfolio.

Praxis Small Cap Fund

Principal Investment Strategies

The Fund attempts to achieve its objectives by primarily choosing investments that the Fund’s Sub-Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Under normal circumstances, the Fund invests at least 80 percent of its assets in equity securities of smaller companies. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. Smaller companies are those with market values at the time of investment between $600 million and $4.5 billion. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values.

The Sub-Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Sub-Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Sub-Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Second, the Sub-Adviser invests in companies whose assets it has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. Both quantitative and qualitative factors are analyzed in identifying high quality companies as well as undervalued companies.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be more vulnerable to economic, market and competitive pressures than larger companies and therefore may respond differently to market events, and may be subject to greater market risks and fluctuations in value than larger companies. The Fund is also subject to investment style risk, which is the chance that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years. In addition, application of screens may cause the Fund to vary from the performance of its index and other small cap funds.

Praxis Small Cap Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended June 30, 2009	17.98%
Worst Quarter	Quarter Ended December 31, 2008	(28.06)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Year	Since Inception (May 1, 2007)
Return Before Taxes		(9.57)%	6.15%	3.45%
Return After Taxes on Distributions		(12.55)%	4.25%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares		(2.91)%	4.91%	2.76%
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)		(4.41)%	9.15%	5.33%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2015	Class I	1 Year	5 Year	(May 1, 2007)
Return Before Taxes		(3.99)%	7.95%	4.59%
Russell 2000 Index
(reflects no deductions for fees, expenses or taxes)		(4.41)%	9.15%	5.33%

Praxis Small Cap Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Investment Sub-Adviser

Luther King Capital Management Corporation serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers

J. Luther King, Jr., CFA®, Principal, President, and Steven R. Purvis, CFA®, Principal, Vice President, have served as co-portfolio managers of the Fund since its inception in May 2007.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Genesis Conservative Portfolio

Investment Objectives

The Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Class A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)[1]	0.52%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.12%

1 Includes indirect expenses of securities of other mutual funds held by the Portfolio. AFFE are not reflected in the Financial Highlights or audited financial statements.

2 Everence Capital Management, Inc. (“the Adviser”) has entered into a contractual limitation agreement with respect to the Conservative Portfolio until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$633	$868	$1,122	$1,847

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8.66 percent of the average value of its portfolio.

Praxis Genesis Conservative Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Mutual Funds.

The Portfolio typically invests approximately 60—80 percent of its total assets in bond funds and 20—40 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the stewardship investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the stewardship investing core values.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political or economic conditions and general market conditions. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways.

Praxis Genesis Conservative Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The bar chart shows how the performance has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Portfolio shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays U.S Aggregate Bond Index (the “Barclays Aggregate Bond Index”) (70 percent), the MSCI All Country World ex US Index (7.50 percent), the S&P 500 Index (20 percent) and the Russell 2000 Index (2.5 percent).1 The Standard & Poor’s Target Risk Conservative Index was added to the table to show comparative performance with an index that has an asset allocation similar to the Portfolio.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended September 30, 2010	5.27%
Worst Quarter	Quarter Ended September 30, 2011	(3.16)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years	Since Inception (December 31, 2009)
Return Before Taxes		(6.03)%	3.10%	3.95%
Return After Taxes on Distributions		(6.83)%	2.03%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares		(3.19)%	2.10%	2.78%
Barclays Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		0.55%	3.25%	3.77%
Composite Benchmark
(reflects no deductions for fees, expenses or taxes)		0.33%	5.33%	5.92%
Standard & Poor’s Target Risk Conservative Index		(1.06)%	4.07%	4.52%

1 The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.5%).

Praxis Genesis Conservative Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Manager

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Delmar King has served as a portfolio manager of the Portfolio since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the NYSE is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Genesis Balanced Portfolio

Investment Objectives

The Balanced Portfolio seeks long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Class A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.24%
Acquired Fund Fees and Expenses (AFFE)[1]	0.56%
Total Annual Fund Operating Expenses[2]	1.10%

1 Includes indirect expenses of securities of other mutual funds held by the Portfolio. AFFE are not reflected in the Financial Highlights or audited financial statements.

2 Everence Capital Management, Inc. (“the Adviser”) has entered into a contractual expense limitation agreement with respect to the Balanced Portfolio until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$631	$856	$1,099	$1,795

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 6.53 percent of the average value of its portfolio.

Praxis Genesis Balanced Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 30—50 percent of its total assets in bond funds and 50—70 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from stewardship investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the stewardship investing core values.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political or economic conditions and general market conditions. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways.

Praxis Genesis Balanced Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The bar chart shows how the performance has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Portfolio shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”) (40 percent), the MSCI All Country World ex US Index (15 percent), the S&P 500 Index (35 percent) and the Russell 2000 Index (10 percent).1 The Standard & Poor’s Target Risk Growth Index was added to the table to show comparative performance with an index that has an asset allocation similar to the Portfolio.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended September 30, 2010	8.26%
Worst Quarter	Quarter Ended September 30, 2011	(9.21)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years	Since Inception (December 31, 2009)
Return Before Taxes		(6.84)%	4.42%	5.48%
Return After Taxes on Distributions		(7.74)%	3.52%	4.66%
Return After Taxes on Distributions and Sale of Fund Shares		(3.41)%	3.29%	4.17%
Russell 3000
(reflects no deductions for fees, expenses or taxes)		0.48%	12.18%	12.66%
Composite Benchmark
(reflects no deductions for fees, expenses or taxes)		(0.34)%	7.14%	7.85%
Standard & Poor’s Target Risk Growth Index		(0.94)%	6.64%	7.15%

1 The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

Praxis Genesis Balanced Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Manager

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Delmar King has served as a portfolio manager of the Portfolio since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the NYSE is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

Praxis Genesis Growth Portfolio

Investment Objectives

The Growth Portfolio seeks capital appreciation with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Class A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.05%
Distribution and Service (12b-1) fees	0.25%
Other Expenses	0.32%
Acquired Fund Fees and Expenses (AFFE)[1]	0.59%
Total Annual Fund Operating Expenses[2]	1.21%

1 Includes indirect expenses of securities of other mutual funds held by the Portfolio. AFFE are not reflected in the Financial Highlights or audited financial statements.

2 Everence Capital Management, Inc. (“the Adviser”) has entered into a contractual expense limitation agreement with respect to the Growth Portfolio until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.60 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$642	$889	$1,155	$1,914

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7.39 percent of the average value of its portfolio.

Praxis Genesis Growth Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 10-30 percent of its total assets in bond funds and 70-90 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the stewardship investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the stewardship investing core values.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political or economic conditions and general market conditions. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways.

Praxis Genesis Growth Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The bar chart shows how the performance has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Portfolio shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclays Aggregate Bond Index (20 percent) the MSCI All Country World ex US Index (20 percent), the S&P 500 Index (45 percent) and the Russell 2000 Index (15 percent).1 The Standard & Poor’s Target Risk Aggressive Index was added to the table to show comparative performance with an index that has an asset allocation similar to the Portfolio.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended September 30, 2010	10.16%
Worst Quarter	Quarter Ended September 30, 2011	(13.05)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Years	Since Inception (December 31, 2009)
Return Before Taxes		(7.58)%	5.16%	6.38%
Return After Taxes on Distributions		(8.42)%	4.43%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares		(3.57)%	4.02%	5.03%
Russell 3000
(reflects no deductions for fees, expenses or taxes)		0.48%	12.18%	12.66%
Composite Benchmark
(reflects no deductions for fees, expenses or taxes)		(0.88)%	8.27%	9.03%
Standard & Poor’s Target Risk Aggressive Index		(0.79)%	7.90%	9.06%

1 The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

Praxis Genesis Growth Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Manager

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Delmar King has served as a portfolio manager of the Portfolio since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the NYSE is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale outside of the United States and are not intended to be marketed or sold to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Investors domiciled outside the United States are not eligible to purchase Fund shares.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;

•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

•	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for Socially Responsible Investing

Praxis is a word that refers to a way of joining belief and action. Everence Capital Management, Inc. (“Everence” or the “Adviser”) believes that it captures the essence of the investment philosophy of Praxis Mutual Funds (the “Funds”).

The goal of the Funds is to join beliefs with deeds, using the tools of socially responsible investing. The Fund is governed by a philosophy, called stewardship investing. It is the Funds’ belief that being faithful stewards means using assets God has entrusted to us to promote economic results that are not only productive but also reflect God’s values, caring for others as well as all of Creation.

When constructing the stewardship investing screens used by the Funds, the Adviser seeks to avoid companies that are deemed inconsistent with the Praxis stewardship investing core values (see below). Recognizing no company is perfect, the Funds also utilize shareholder advocacy to encourage corporations to be good stewards of their resources, to care for the environment, and to create just work environments while generating long-term value for all stakeholders.

Investments will be screened to attempt to assure that the Funds’ investments are socially responsible based upon the Praxis stewardship investing core values and reflect forward looking risk-return data on environmental, social and governance (ESG) practices. When a Fund becomes aware that it has invested in a company that may be engaged in an activity that is inconsistent with the Praxis stewardship investing approach or a Fund’s specific stewardship investing screens, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Funds are not under any strict time schedule to make a decision to sell such investments.

Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Frequently, there is less information available to the public about the business activities and practices of foreign companies. As a result, it can be more difficult to effectively apply stewardship investing screens abroad than it is in the United States. Accordingly, a Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Praxis stewardship investing core values. Nevertheless, it is the goal of the Funds and Adviser to avoid investment in such companies.

The Praxis Stewardship Investing Philosophy

Stewardship investing is a philosophy of financial decision-making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, the Funds seek to:

•	Invest in companies that best reflect a set of positive core values.

•	Participate actively in corporate decision-making through proxy voting, shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

•	Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

The Praxis Stewardship Investing Core Values

The following core values, which were developed by Everence and adopted by the Funds, help guide the evaluation of a company’s social performance, as a part of investment selection and shareholder advocacy processes. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Funds’ highest expectations for corporate behavior.

In making investment decisions, the Funds strive to invest in companies that:

1.	Respect the dignity and value of all people. We expect companies to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2.	Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life — not those designed to kill, maim or injure. The expansions of the world’s military establishments are not productive endeavors for humanity. We will seek to avoid those companies for which weapons production and military contracting are a focus of their energy, resources and sales growth strategies. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions and commit to efforts that reduce violence and aggression in world culture.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for Socially Responsible Investing (continued)

3.	Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4.	Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. Companies should respect workers’ rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. Companies should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

5.	Support and involve communities. Communities — within a workforce, around company facilities or representing various ethnic, cultural or political groups — contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

6.	Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should carefully consider climate risks and opportunities, pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company’s involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Screening and ESG Integration

In order to best align the Fund’s holdings with the Stewardship Investing Core Values, two levels of screening have been developed.

1.	Values-Based Screens. These screens are based on a company’s involvement with various business activities that are deemed inconsistent with the values and social objectives of the Funds. While various tolerances are applied to prohibited activities, the resulting restricted list is applied uniformly to all Praxis Mutual Funds.

2.	ESG Screens. The understanding and integration of forward-looking ESG (environmental, social, and governance) data is becoming increasingly important in the proper management of any mutual fund. To promote ESG integration in the Praxis Mutual Funds, a list of companies most poorly positioned to benefit from ESG-related opportunities or most exposed to their inherent risks is created by the Adviser, in partnership with its independent ESG research partner. Companies on this list are summarily restricted from all passively-managed Praxis Mutual Funds. Given the varied investment selection processes of actively managed funds, this list, along with related ESG company information and interaction with the Adviser’s stewardship investing staff, will be provided to active managers on an advisory basis to further inform their investment management process.

The Praxis Commitment to Community Development Investing

Consistent with the Praxis stewardship investing philosophy, the Funds are permitted to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being in underserved communities through the use of targeted investments.

Investment Objectives, Principal Investment Strategies, and Related Risks

Criteria for Socially Responsible Investing (continued)

As part of their commitment to community development investments, the Funds may purchase variable rate notes issued by organizations that use the note proceeds to fund community development programs by making below-market rate loans to approved community development organizations (“CDI Notes”). Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3 percent of its total assets in community development investments including CDI-Notes.

CDI-Notes and other community development investments that may be held by the Funds have specific risk factors associated with them. These types of investments typically offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. As a result, they are expected to underperform other fixed income securities in which a Fund otherwise might invest. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level.

You can find more information on the Praxis stewardship investing core values and related activities by visiting the Praxis website at: www.praxismutualfunds.com.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Impact Bond Fund

Ticker Symbol:	Class A - MIIAX
Class I - MIIIX

Investment Objectives

The primary investment objective of the Impact Bond Fund is to seek current income. To a lesser extent, it seeks capital appreciation.

Policies and Strategies

The Fund seeks to achieve its investment objectives in a framework that assesses, integrates and prioritizes impact on the climate and communities around the world. The Fund invests, under normal circumstances, at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of all types, consistent with the Praxis stewardship investing core values. In selecting investments, where possible, the Adviser will place a priority on market-rate, fixed income opportunities with a significant, direct impact on the climate and/or communities around the world. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of 3 to 10 years.

Consistent with the Impact Bond Fund’s investment objectives, the Fund:

•	utilizes a framework that assesses, integrates and prioritizes the impact on the climate and communities around the world;

•	invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest up to 10 percent of its net assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”). Except for the 10 percent of its assets noted above, the Fund will invest in fixed income securities only if they are rated within the four highest long-term rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Impact Bond Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis International Index Fund

Ticker Symbol:	Class A - MPLAX
Class I - MPLIX

Investment Objectives

The primary investment objective of the Fund is to seek to capture the investment performance of international developed and emerging markets.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to the screens based on the Praxis stewardship investing core values, certain constituents of the index will be excluded.

Consistent with the International Index Fund’s investment objective, the Fund:

•	invests in common stocks of foreign issuers;

•	invests in sponsored and unsponsored depositary receipts;

•	invests in options, warrants and other securities convertible into common stocks;

•	may purchase and sell foreign currencies on a spot or forward basis;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase);

•	may engage in options transactions;

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes;

•	may purchase securities on a when-issued or delayed-delivery basis in which a security’s price and yield are fixed on a specific date, but payment and delivery are scheduled for a future date beyond the standard settlement period; and

•	may invest in other investment companies.

In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the International Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Value Index Fund

Ticker Symbol:	Class A - MVIAX
Class I - MVIIX

Investment Objective

The primary investment objective of the Value Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis stewardship investing core values, certain constituents of the benchmark index will be excluded.

Consistent with the Value Index Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes or other community development investments; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Value Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Growth Index Fund

Ticker Symbol:	Class A - MGNDX
Class I - MMDEX

Investment Objective

The primary investment objective of the Growth Index Fund is to seek capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of the value of its net assets (plus the amount of any borrowings for investment purposes) in securities of, and investments related to, issuers in the Fund’s benchmark index. Since investments are subject to screens based on the Praxis stewardship investing core values, certain constituents of the benchmark index will be excluded.

Consistent with the Growth Index Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. To track its target index, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in stock index futures. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes or other community development investments; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Growth Index Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Small Cap Fund

Ticker Symbol:	Class A - MMSCX
Class I - MMSIX

Investment Objective

The primary investment objective of the Small Cap Fund is to seek to maximize long-term capital appreciation.

Policies and Strategies

Under normal circumstances, the Fund invests at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of smaller companies. As of the date of this prospectus, smaller companies are defined by the Fund to mean those companies with market values at the time of investment between $600 million and $4.5 billion.

Consistent with the Small Cap Fund’s investment objective, the Fund:

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase;

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts;

•	may invest in convertible securities, which are securities that are convertible into or exchangeable for common stock;

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase); and

•	may invest in other investment companies.

The Fund may invest, to a limited extent, in stock index futures contracts. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify gains or losses. Reasons for which the Fund may use stock index futures include:

•	To simulate equity-like returns for the portion of the Fund invested in ECI-Notes or other community development investments; and

•	To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

In the event that the Sub-Adviser determines that current market conditions are not suitable for the Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. When the Fund engages in such strategies, it may not achieve its investment objectives.

Shareholders of the Small Cap Fund will receive at least 60 days prior notice of any changes to the Fund’s 80 percent investment policy as described above.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Conservative Portfolio

Ticker Symbol:	MCONX

Investment Objectives

The primary investment objective of the Conservative Portfolio is to seek current income and, as a secondary objective, capital appreciation.

Policies and Strategies

The Portfolio invests, under normal circumstances, 60—80 percent of its total assets in fixed income mutual funds and 20—40 percent of its total assets in equity mutual funds, consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Conservative Portfolio’s investment objectives, the Portfolio:

•	invests in fixed income mutual funds that may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks; and

•	may invest 10 percent of its total assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Balanced Portfolio

Ticker Symbol:	MBAPX

Investment Objectives

The primary investment objective of the Balanced Portfolio is to seek long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Policies and Strategies

The Portfolio invests, under normal circumstances, 30—50 percent of its total assets in fixed income mutual funds and 50—70 percent of its total assets in equity mutual funds that are consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Balanced Portfolio’s investment objective, the Portfolio:

•	invests in fixed income mutual funds which may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements, or other types of income or income-related instruments;

•	invests in equity mutual funds, which may hold common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks, or other types of equity or equity-related instruments; and

•	may invest 10 percent of its total of assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Investment Objectives, Principal Investment Strategies, and Related Risks

Praxis Genesis Growth Portfolio

Ticker Symbol:	MGAFX

Investment Objectives

The primary investment objective of the Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

Policies and Strategies

The Portfolio invests, under normal circumstances, 10—30 percent of its total assets in fixed income mutual funds and 70—90 percent of its total assets in equity mutual funds, consistent with the Praxis stewardship investing core values. The Portfolio invests primarily in underlying Praxis funds.

Consistent with the Growth Portfolio’s investment objectives, the Portfolio:

•	invests in fixed income mutual funds that may hold bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy broker/dealer collateral requirements;

•	invests in mutual funds that may hold the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks;

•	may invest 10 percent of its total assets in exchange-traded funds and non-Praxis funds.

In the event that the Adviser determines that current market conditions are not suitable for the Portfolio’s typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Portfolio’s assets in money market instruments and repurchase agreements. When the Portfolio engages in such strategies, it may not achieve its investment objectives.

Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Risks — Risk Factors: All Funds

An investment in the Praxis Mutual Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Praxis Mutual Funds, including the Praxis Genesis Portfolios through their investments in underlying Praxis Funds, will be subject to the following additional risks:

•	Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The value of securities held by a Fund may fall due to changes in the broad market or changes in a company’s financial condition, sometimes rapidly and unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Events in one market may impact other markets. Future events, including changes to government policies or regulations, may impact a Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity.

•	Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds’ fixed income securities can change in response to changes in prevailing interest rates or outlooks about future interest rates causing volatility and possible loss of value as rates increase. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•	Credit Risk: Credit risk refers to the risk that an issuer or guarantor of a fixed income security in which a Fund invests might be unable or unwilling to meet its obligations and might not make interest or principal payments on a security when those payments are due. This could result in a loss to the Fund.

•	Company Risk: Company risk refers to the risk that the market value of a Fund’s investments in common stock can vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which a Fund invests largely determines the Fund’s long-term performance.

•	Financial Services Risk: Financial services risk refers to the risk of investing a significant portion of a Fund’s assets in the financial services sector. Examples of financial services companies include: banks, brokerage firms and insurance companies. Risks of investing in the financial services sector include: (i) Regulatory Actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Un-diversified loan portfolios: financial services companies whose securities a Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

•	Investment Style Risk: A Fund may be subject to growth style risk, value style risk, or both depending upon the investment strategy and techniques used to manage the Fund. Growth investing seeks to identify companies that will experience rapid earnings growth relative to value or other types of stocks and while growth companies may have the potential for above average growth they may be subject to greater price volatility than “value” companies. Value investing seeks to identify companies that are trading at prices below their intrinsic worth and while they may have the potential to increase in price as the intrinsic value is recognized by the market, there is a risk that the determination about the company’s intrinsic value is incorrect or will not be reflected in an increased market price. A Fund that emphasizes one style will underperform funds that use other styles over certain periods when that style is out of favor or does not respond as positively to market or other events.

•	Selection Risk: Selection risk refers to the risk that the securities selected for the Funds may underperform broader markets or securities selected by other funds with similar investment objectives and strategies.

•	Screening Risk: The application of stewardship investing screens to the available universes from which the Funds’ portfolio managers select securities may impact the performance of the Funds relative to unscreened portfolios following similar investment mandates. Funds applying stewardship investing screens may be adversely affected by certain economic and investment environments which may prevail for several years in a row. There may also be environments that benefit Funds because certain underperforming sectors and industries are excluded from purchase.

The International Index Fund — Foreign Securities Specific Risk Factors

The Funds, and in particular the International Index Fund, may invest in foreign securities which involve risks in addition to those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

Investment Objectives, Principal Investment Strategies, and Related Risks

Investment Risks — Risk Factors: All Funds (continued)

Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. When the value of a foreign currency declines against the U.S. dollar, the value of foreign securities will tend to decline.

The International Index Fund may invest without limit in the securities markets of emerging market countries, subject to its principal investment strategy. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval typically is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

International Index Fund, Value Index Fund and Growth Index Fund — Index Investing Risk

Because an index fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index falls, you can expect a greater risk of loss than if the fund had a lower weighting to those securities. In addition, the performance of an index fund may vary substantially from the performance of the index due to imperfect correlation between the fund’s holdings and the index. This is also known as tracking error. Tracking error results from imperfect correlation between the optimization and other techniques used to track the index, cash flows into the fund, expenses and transaction costs, and differences between the investments held by a fund and the composition of the index. For the International Index Fund, timing differences in pricing resulting from the use of ADRs relating to its benchmark index, which are priced at the close of the U.S. markets rather than the close of the principal foreign markets on which the issuers in the index trade, while shares of issuers in the index are priced at the close of the principal foreign markets on which they trade, contribute to tracking error.

The Genesis Portfolios — Allocation Risk

Allocation risk is the chance that the selection by the Adviser of underlying mutual funds and the allocation of a Genesis Portfolio’s assets to those mutual funds will cause the Portfolio to underperform.

Additional Information about Risks

Please see the Statement of Additional Information (“SAI”) for more information about the Funds’ investment policies and risks.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI and on the Fund’s website at www.praxismutualfunds.com.

Shareholder Information

P ricing of Fund Shares

How NAV is Calculated

The per share net asset value (“NAV”) is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =
Total Assets - Liabilities
Number of Shares Outstanding

The NAV for each Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4 p.m. Eastern Time each day (a “Business Day”) the NYSE is open for trading.

Each Fund’s securities, other than short-term debt obligations, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method approved by the Funds’ Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost. Shares of the underlying funds held by the Genesis Portfolios are generally priced at the NAV for each underlying fund as calculated by that fund.

Your order for a purchase of shares (including purchases through exchanges) is priced on Business Days at the next determined offering price, which is NAV plus any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges” calculated after your order is received in good order. Your order for a redemption of shares (including redemptions through exchanges) is priced on Business Days at the next determined NAV minus any applicable redemption fees.

Business Days Defined

A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The NYSE and the Funds will not open on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Purchasing and Adding to Your Shares

Account Type	Minimum Initial Investment per Fund	Minimum Subsequent Investment per Fund
Praxis Mutual Funds
Class A
Regular (non-retirement)	$2,500	$100
Retirement	$2,500	$100
Automatic Investment Plan	$100	$100
Praxis Genesis Portfolios
Regular (non-retirement)	$1,000	$50
Retirement	$1,000	$50
Automatic Investment Plan	$50	$50
Class I	$100,000	N/A

Each Fund may, at its discretion, waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares.

You may purchase the Funds directly or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. BHIL Distributors, Inc. (the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV plus any applicable sales charge next determined after your broker or its designated intermediary receives it in good order. Contact your investment representative to determine whether they have an established relationship with the Distributor. If you purchase shares through an investment representative, that party is responsible for transmitting orders by 4 p.m. Eastern Time and may have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.

Shareholder Information

Purchasing and Adding to Your Shares (continued)

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds will not accept postdated checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable, and the account will be frozen.

Instructions for Opening or Adding to an Account

By Regular Mail

Initial investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check or bank draft payable to “Praxis Mutual Funds”.

3.	Mail to:	Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

Subsequent investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable, include the following information on a piece of paper:

•	Fund name and Fund number

•	Amount invested

•	Account name

•	Account number

Include your account number on your check.

2.	Mail to:	Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

Shareholder Information

Purchasing and Adding to Your Shares (continued)

Avoid 28 Percent Tax Withholding

The Funds are required to withhold 28 percent of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified Taxpayer Identification Number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

By Overnight Service

Please call (800) 977-2947 for mailing instructions.

Electronic Purchases

Unless the telephone options were declined on the account application, investors may purchase additional shares of the Funds by calling (800) 977-2947. If you established your bank information at the time of application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. Your bank must be a member of the ACH network, and you must have banking information established on your account prior to making a purchase. If your order is received in proper form prior to 4 p.m. Eastern Time, your shares will be purchased at the applicable price calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high-market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send immediately cleared and available funds to each other almost instantaneously. When funds are sent through the ACH network the process of debiting or crediting your account may take 2-3 days, and the funds may not be considered clear and available for up to 15 calendar days.

Internet Purchases

After your account is established, you may set up a user ID and password by logging onto www.praxismutualfunds.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network. Your fund account must be set up with bank account instructions and your bank must be an ACH member in order to complete internet transactions.

The Fund employs procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Funds and the Transfer Agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment:

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail, fax, or overnight delivery your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you and a customer service representative will contact you with the account number and wire instructions. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank may charge a wire transfer fee. Please call (800) 977-2947 to advise the Transfer Agent of your intent to wire funds. This will help ensure proper credit upon receipt of your wire.

Wired funds must be received prior to 4 p.m. Eastern Time to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan

You can make automatic investments in the Praxis Class A shares from your bank account. Automatic investments can be as little as $100 per fund for Praxis Funds and $50 per fund for Praxis Genesis Portfolios (see above in the section entitled “Purchasing and Adding to Your Shares” for more information about investment minimums).

Shareholder Information

Purchasing and Adding to Your Shares (continued)

To invest regularly from your bank account:

1.	Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

•	Your bank name, address and account number;

•	The amount you wish to invest automatically (minimum $100 per fund for Praxis Mutual Funds and $50 per fund for Praxis Genesis Portfolios); and

•	How often you want to invest (twice a month, every month, four times a year, twice a year or once a year).

2.	Attach a voided personal check.

Information about the Everence Money Market Account

The Everence Money Market Account offered through Urban Partnership Bank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. The Money Market Account is only available to individuals, trusts, and nonprofit organizations. The Money Market Account is not available to 403(b) plans. You may open and maintain an Everence Money Market Account at no charge, and take advantage of free check-writing (with a $250 minimum per check) and easy transfers by telephone to and from your Praxis Mutual Fund account. Check-writing privileges are not available for retirement accounts. An Everence Money Market Account is subject to certain terms and conditions. Please call (800) 977-2947 or visit www.everence.com for more information. The rate of return for the Everence Money Market Account will vary and may present other risks. The Praxis Mutual Funds are not affiliated with Urban Partnership Bank and are not FDIC-insured. The Everence Money Market Account is an option provided by the Adviser and made available to Fund shareholders; it is not a Praxis Mutual Fund and is not offered or sponsored by the Praxis Mutual Funds. Urban Partnership Bank reimburses the Adviser for expenses related to offering the Everence Money Market Account.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Transfer Agent. Your proceeds will be reduced by any applicable redemption fee. Payment for shares redeemed will typically be made on the Business Day following the redemption of shares but the Funds reserve the right to delay sending payment of the proceeds for up to 7 calendar days after receipt of the redemption request.

Instructions for Selling Shares

By Telephone (unless you have declined telephone sales privileges)

Call (800) 977-2947 between 8:30 a.m. and 7 p.m. Eastern Time, on days the Funds are open for business, with instructions as to how you wish to receive your funds (i.e., by mail, wire, electronic transfer). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By mail

1.	Write a letter of instruction indicating:

•	Your Fund, Fund number and account number

•	Amount you wish to redeem

•	Address where your check should be sent

•	Account owner signature

2.	Mail to:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701.

Shareholder Information

Selling Your Shares (continued)

By Overnight Service

Please call (800) 977-2947 for mailing instructions. Please see General Policies on Selling Shares below for additional charges that may apply.

Internet Redemptions

After your account is established, you may set up a user ID and password by logging onto www.praxismutualfunds.com. This will enable you to sell shares by having the redemption amount deposited to your bank account by electronic funds transfer via the ACH network. Your fund account must be set up with bank account instructions and your bank must be an ACH member. You must have indicated on your application that telephone and internet transactions are authorized and also have provided a voided check with which to establish your bank account instructions in order to complete internet transactions. Retirement accounts may not be eligible for internet redemptions.

The Funds employ procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Funds and the Transfer Agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

Wire Transfer

You must already have bank instructions established on your account.

Call (800) 977-2947 to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days. See “Market Timing and Excessive Trading — Redemption Fee” below.

Systematic Withdrawal Plan

You may redeem your Praxis Class A shares through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly, semi-annual or annual basis. Each payment should be a minimum of $50. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.

For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent 5 days in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

General Policies on Selling Shares

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Redemptions from Individual Retirement Account (“IRAs”), 403(b) accounts and other retirement plans. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding (20% for 403(b) accounts).

2.	The following circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

Shareholder Information

General Policies on Selling Shares (continued)

A signature guarantee, from either a Medallion program or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 30 calendar days; or

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature guarantee requirement at their discretion.

A $15.00 fee may be charged to your account for requests to send checks by overnight mail.

Verifying Telephone Redemptions

The Funds have implemented procedures to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have been taken, the Transfer Agent will not be liable for losses due to unauthorized transactions.

Redemptions within 15 Days of Shares Purchased by Check

If any portion of the shares to be redeemed represents an investment made by check, the fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days. You can avoid this delay by purchasing shares with a bank wire. Certified checks are also subject to a 15 day hold.

Delayed Redemption Request

Payment for redemptions may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission (“SEC”) in order to protect remaining shareholders.

Redemption in Kind

The Funds reserve the right to make payments in securities rather than cash, known as “redemption in kind”, for large redemptions that could be disruptive to the Fund operations and not be in the best interest of remaining Fund shareholders. Each of the Funds has made an election pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). This election requires that the Funds redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the NAV of the Fund during any 90 day period for any one shareholder. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Undeliverable Dividend Distribution, Capital Gain and Redemption Checks

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for 6 months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

Closing of Small Accounts

Class A Shares — If your Praxis Fund account falls below $2,500 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $2,500, the Fund may close your account and send you the proceeds at the current NAV.

If your Praxis Genesis Portfolio account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $1,000, the Fund may close your account and send you the proceeds at the current NAV.

Class I Shares — If your Praxis Fund account falls below $100,000 for any reason, the Fund may ask you to increase your balance. If 45 days after notification your account balance is still below $100,000, the Fund may close your account and send you the proceeds at the current NAV.

Shareholder Information

General Policies on Selling Shares (continued)

Annual Account Fee

If the value of your Praxis Class A shares account falls below $5,000 for any reason, including market fluctuation, you may be subject to a $25 annual fee on each of your accounts you own that have a balance below $5,000. The annual account fee applies to both retirement and nonretirement accounts and may be assessed in all Praxis Funds, regardless of a Fund’s minimum investment amount.

Example: You own the Praxis Value Index Fund and the Praxis Impact Bond Fund. Each Fund has a balance of $2,500. Because both Funds have less than the required minimum balance, $25 will be deducted from both the Praxis Value Index Fund and Praxis Impact Bond Fund. Consolidating your investments from these two Funds into one Fund would allow you to reach the minimum whereby no annual fee would be charged. You can also avoid this annual fee by converting your Funds into the Praxis Genesis Portfolios (see below).

If the value of your Praxis Genesis Portfolio account falls below $1,000 for any reason, including market fluctuation, you may be subject to a $25 annual account fee on each Portfolio you own that has a balance below $1,000. The annual account fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Praxis Genesis Portfolios, regardless of a Fund’s minimum investment amount. The fee will be waived for Praxis Genesis Portfolios, regardless of the account balance, in the following circumstances:

•	You register for online access by visiting www.praxismutualfunds.com and elect to receive statements, reports, and other materials electronically, so long as that election remains in effect;

•	Accounts that are set up with an active monthly automatic investment plan, so long as that plan remains in effect;

•	Accounts held in 403(b), SIMPLE IRA and SEP-IRA plans that have had a transaction within the 12 months prior to the annual fee being charged.

The fee is collected by redeeming fund shares in the amount of $25, is deducted from fund accounts in July each year and is used to contractually reduce the fee paid by the Funds to the Transfer Agent for its services.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums, and accounts held through financial intermediaries are not subject to this requirement. The Funds reserve the right to waive the annual account fee in certain situations at their discretion.

Account Inactivity

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with federal and state statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. On behalf of the Funds, the Board of Trustees has adopted policies and procedures to discourage short term trading or to compensate the Funds for costs associated with it. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Funds disclaim responsibility for any consequent losses that the investor may incur. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Funds.

Risks Presented by Excessive Trading Practices

Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

Shareholder Information

Market Timing and Excessive Trading (continued)

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Redemption Fee

The Fund will charge a redemption fee of 2 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The Funds are intended for long term investment. The redemption fee is paid directly to the Fund and is intended to discourage short-term trading in Fund shares and to compensate the Fund for costs associated with short-term investment in the Fund. The longest-held shares in your account will be exchanged or redeemed first.

This fee does not apply to:

•	Minimum required distributions from retirement plan accounts for shareholders age 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s Praxis retirement accounts.

•	The return of an excess contribution or deferral amount from a retirement plan.

•	Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes.

•	Redemption by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

•	Shares acquired via dividend reinvestment.

•	Shares held in retirement plans that are established as omnibus accounts or managed by a third-party administrator.

•	Shares transferred from one retirement plan to another in the same Fund.

•	Shares sold through a systematic withdrawal plan, an automatic investment plan or non-discretionary rebalancing programs.

•	Redemptions requested within 30 days following the death or disability of the shareholder.

•	Certain omnibus accounts where it is impractical to impose the fee.

The Funds reserve the right to modify these exceptions or to waive the redemption fee.

Restriction and Rejection of Purchase or Exchange Orders

The Funds reserve the right to restrict or reject, for any reason, and without any prior notice, any purchase or exchange order. The Funds reserve the right to delay, for up to one business day, the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case, both the redemption and purchase will be processed at the conclusion of the delay period.

The Funds’ policy imposing redemption fees generally applies to all investors. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with financial intermediaries that are authorized to submit orders in nominee name on behalf of other parties. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of any of the Funds; and (3) enforce its market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in any of the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of any of the Funds on behalf of other persons.

Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Shareholder Information

Market Timing and Excessive Trading (continued)

Important Notice to Financial Intermediaries

The Funds require that you identify yourself if you are a financial intermediary that establishes omnibus accounts in the Funds for your customers. If you do not identify yourself and a Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately and send you the proceeds computed at the current NAV.

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in the Praxis Class A shares and ways to qualify for reduced sales charges. This prospectus, which includes sales load breakpoint information, is available on the Funds’ website at www.praxismutualfunds.com. In addition, a description of such sales load breakpoints and ways to qualify for reduced sales charges is provided on the website.

Sales Charge (Load)	Front-end sales charge; reduced sales charges available.(1)
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 0.50% of each Fund’s total assets.(2)

(1)	You may incur a Contingent Deferred Sales Charge (CDSC) on shares redeemed within 2 years of a purchase of $1 million or more.

(2)	The Trustees have authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Calculation of Sales Charges

You may purchase Class A Shares at their public offering price which is equal to their NAV, plus a sales charge imposed at the time of purchase. Part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. Because of rounding of the calculation in determining the sales charge, you may pay more or less than what is shown in the tables below.

The current sales charge rates for each of the Funds are as follows:

For the Impact Bond Fund

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	3.75%	3.90%	3.25%
$50,000 but less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.00%	1.01%	0.50%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

For the International Index Fund, the Value Index Fund, the Growth Index Fund, the Small Cap Fund, the Conservative Portfolio, the Balanced Portfolio, and the Growth Portfolio

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Allowance as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.50%	1.52%	1.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)	There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1 percent of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50 percent if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. You may qualify for reduced sales charges under the following circumstances:

•	Rights of Accumulation. When the value of shares of any class you already own (excluding your Everence Money Market Account) plus the amount you invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. The value of the shares you already own is based on the current day’s NAV. You can include purchases by, and accounts owned by, family household members at the same address (spouse and children under the age of 21).

•	Letter of Intent. You may combine share purchases of any Fund (excluding your Everence Money Market Account) and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward the fulfillment of the LOI. Your accumulated holdings (as described and calculated under “Rights of Accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from the redemption of the escrowed shares. Any remaining escrowed shares will be released to you.

If you establish an LOI with the Praxis Mutual Funds you can aggregate your accounts as well as the accounts of your immediate family members at the same address (spouse and children under the age of 21). You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Your first purchase of shares at a reduced sales charge under a LOI indicates acceptance of these terms.

To obtain such discounts, it is necessary at the time of purchase for a shareholder to inform the Fund or financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet these sales load breakpoints. If you do not inform the Fund that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled.

In addition to the breakpoint discount methods described above, the Funds reserve the right to reduce or waive sales charges under certain circumstances and for certain categories of investors or to modify these waivers at any time.

SIMPLE and SEP IRA

By investing in a SIMPLE individual retirement account (“IRA”) or a SEP IRA plan, you, and all plan participants, will be eligible to receive a reduced Class A sales charge on all plan contributions made by the group that exceed the amount needed to qualify for reduced sales charges, provided that a group discount is requested. Should a group discount be requested, please be aware that SIMPLE IRA and SEP IRA plan accounts will not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA or SEP IRA plan.

Sales Charge Waivers

The following qualify for waivers of front-end sales charges:

1.	Current or retired Trustees of the Funds, officers, directors, employees and retired employees of the Adviser or any Sub-Adviser and the Adviser’s or any Sub-Adviser’s affiliates, and spouses and children under the age of 21 of each of the foregoing;

2.	Employees or registered representatives (and their spouses and children under the age of 21, and their employed staff) of financial institutions or broker-dealers having agreements to sell Shares of the Funds;

3.	All Everence Capital Management, Mennonite Foundation and Everence Trust Company investment advisory accounts and other affiliates of the Adviser;

4.	Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent”;

5.	Employee benefit or retirement plans, other than employee benefit or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.

6.	Purchases through a broker-dealer or other financial intermediaries maintaining an omnibus account with the Funds, provided purchases are made by (a) registered investment advisers; or (b) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”;

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

7.	Investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided the shareholder had paid a front-end sales charge when acquiring those shares.

Shareholders must notify the Funds either directly or through their broker-dealers AT THE TIME OF PURCHASE that they are entitled to a waiver of the sales charge. The waiver will be granted subject to confirmation of the investor’s situation. Sales load waivers do not apply to any fees imposed on redemptions or exchanges. Please see the sections entitled “General Policies on Selling Shares” and “Market Timing and Excessive Trading” for more information.

Application of CDSC

For purchases into the Class A shares of $1 million or more, there is no initial sales charge. However, a Contingent Deferred Sales Charge (CDSC) of up to 1 percent of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50 percent if redeemed in the second year after purchase.

The CDSC for Class A shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares in the Everence Money Market Account will not be counted for purposes of calculating the CDSC.

The CDSC for Class A shares is generally waived if the shares are sold:

1.	Following the death or disability of a Shareholder. A Shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The Shareholder must furnish proof of disability to the Funds;

2.	To the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70 1/2;

3.	To the extent that the redemption is involuntary;

4.	For redemptions where the Shareholder withdraws no more than 12 percent of the account value annually using the Systematic Withdrawal Plan feature, subject to the limitation set forth under “Systematic Withdrawal Plan”, above;

Shareholders must notify the Funds directly, AT THE TIME OF REDEMPTION, that they are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of the investor’s situation.

The Distributor and the Adviser, at their expense and from their legitimate profits, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.

The Distributor may provide additional compensation to securities dealers in an amount up to 0.75 percent of the offering price of shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50 percent of the offering price of shares, as applicable, for individual sales over $5 million.

Additional Payments to Financial Intermediaries

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any applicable Rule 12b-1 fees) and service fees paid by the Funds. This compensation may be made to supplement commissions re-allowed to dealers, and may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate or ongoing shareholder services provided by that affiliate to shareholders.

The Adviser may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund.

Reinstatement Privilege

You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to the Fund. If the redemption proceeds were from the sale of your shares, you can reinvest into shares of any Praxis Fund Class A with the same registration at the NAV next calculated after the Fund receives your request.

Shareholder Information

Distribution Arrangements/Sales Charges (continued)

Distribution and Service (12b-1) Fees

Class A Shares incur 12b-1 fees. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis, and may increase the cost of your investment. See “Fees and Expenses” tables for the Funds for additional information.

The Rule 12b-1 Plan authorizes Class A shares to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund, although the Board of Trustees has currently authorized payments not to exceed 0.25 percent. The Distributor may use up to 0.25 percent of the 12b-1 fee for shareholder servicing and for distribution.

Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

Exchanging Your Shares

Instructions for Exchanging Shares

You can exchange your shares in one Fund for the same class shares of another Fund, or into or from the Everence Money Market Account (for more information regarding the Everence Money Market Account see section entitled “Automatic Investment Plan”), usually without paying additional sales charges (see “Notes” below), subject to eligibility requirements. Additionally, you can exchange your Class A shares of a particular fund for Class I shares of the same fund at relative net asset value, subject to the requirement as to minimum amount. These exchanges are not subject to a redemption fee. Please see the section entitled “General Policies on Selling Shares” and the heading regarding “Redemption Fee”.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800) 977-2947.

Please provide the following information:

•	Your name and telephone number

•	The exact name on your account

•	Taxpayer Identification Number (usually your Social Security Number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made, the Fund number, and the account number

•	The name of the Fund and the Fund number into which the exchange is being made. If this is an existing account, please provide the account number.

See “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

The registration and Tax Identification Numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60 day notice to shareholders.

If you enter the Praxis Family of Funds via the Everence Money Market Account and subsequently exchange to any Class A Fund, we will assess the sales charge that applies to the Fund. The Fund will charge a redemption fee of 2 percent if you exchange your shares after holding them for less than 30 days, subject to certain exceptions and limitations as described above. Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling the Funds at (800) 977-2947 or enrolling online at www.praxismutualfunds.com.

Combined General Mailings (Householding)

Multiple accounts held directly with Praxis that have the same Social Security Number will receive one mailing per household of information such as prospectuses, semi-annual and annual reports. Call Praxis at (800) 977-2947 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing.

Shareholder Information

Exchanging Your Shares (continued)

Directed Dividends

A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions from a Fund reinvested in one of the other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100 percent) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Funds.

Automatic Voluntary Charitable Contributions to the Mennonite Foundation

The Mennonite Foundation, an affiliate of Everence, was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation’s primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.

In keeping with the stewardship investing objectives of the Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to the Foundation. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.

The Foundation will manage contributions received from shareholders in the Foundation’s “Donor Advised Fund”, under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees and the possible timing and amounts of distributions. The Donor Advised Fund has a minimum distribution amount of $100, and requires a minimum balance of $1,000 at all times. The Foundation retains legal and equitable control of the Donor Advised Fund and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Donor Advised Fund by making contributions directly to the Foundation.

Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible as an itemized deduction on the tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.

The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors’ meetings. The Foundation and the Adviser have certain officers in common. In addition, certain officers of the Foundation also serve on the Board of Directors for the Adviser.

You may obtain additional information, including the operating procedures of the Donor Advised Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, Goshen, Indiana, 46528.

Charitable Gift Option

The charitable gift option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the charitable gift option, shareholders should call (800) 977-2947 for more information and to receive the necessary enrollment forms. For a shareholder to change the charitable gift option instructions or to discontinue the feature, a written request must be sent to the Funds. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Funds, nor the Adviser, nor the Distributor will verify the qualifications of any receiving organizations or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund are usually paid annually. Income dividends on the Impact Bond Fund are usually paid monthly. To the extent the Praxis Genesis Portfolios invest in the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund and receive dividends, they will be paid annually. To the extent the Praxis Genesis Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Capital gains, if any, for all Funds are distributed at least annually.

A redemption or exchange of shares is considered a sale, and capital gains from any sale or exchange may be subject to applicable taxes. Generally, any such capital gains will be long-term or short-term depending on whether the holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any

Shareholder Information

Dividends, Distributions and Taxes (continued)

loss realized on a sale or exchange of shares of a Fund may be disallowed under the “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in, first-out or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is expected that, in certain years, the International Index Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the International Index Fund.

You will be notified in February each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders will generally be subject to U.S. withholding tax with respect to dividends received from a Fund and may be subject to U.S. estate tax with respect to their shares of a Fund. There is a penalty on certain pre-retirement distributions from retirement accounts.

This tax discussion is meant only as a general summary. Because each investor’s tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

FUND MANAGEMENT

The Investment Adviser

Everence Capital Management, Inc. (”Everence” or the “Adviser”), 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. It is a separate corporate entity owned by Everence Holdings, Inc., and is a registered investment adviser with the Securities and Exchange Commission (“SEC”). As of December 31, 2015, the Adviser had over $984.8 million in assets under management solely through management of the Praxis Mutual Funds.

The Adviser has retained Luther King Capital Management Corporation (“Luther King”) as investment sub-adviser to the Small Cap Fund and Aperio Group, LLC (“Aperio”) as the investment sub-adviser to the International Index Fund (each of Luther King and Aperio may be referred to as a “Sub-Adviser” and, together, the “Sub-Advisers”). The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2015, Luther King had over $13.1 billion in assets under management, of which approximately $47.1 million is attributed to the Small Cap Fund. The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, CA 94965. As of December 31, 2015 Aperio had approximately $13.2 billion in assets under management, of which approximately $170.7 million is attributed to the International Index Fund.

Praxis Mutual Funds

The Adviser makes the day-to-day investment decisions for the Impact Bond Fund, the Value Index Fund and the Growth Index Fund, and oversees the Sub-Advisers’ investments for the Small Cap Fund and the International Index Fund. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the “stewardship investing” aspects of each Fund’s program. For these advisory services, the Funds paid the following management fees (including waivers and recoupment) during the fiscal year ended December 31, 2015:

Percentage of average net assets as of 12/31/15
Impact Bond Fund	.39%*
International Index Fund	.60%
Value Index Fund	.30%
Growth Index Fund	.30%
Small Cap Fund	.83%*

* Contractual fees (as a percentage of average daily net assets) were .40 percent and .85 percent for the Impact Bond Fund and the Small Cap Fund, respectively. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2015, the Adviser waived or reimbursed $35,957, and $9,640 in respect to the Impact Bond Fund and the Small Cap Fund, respectively. A Fund’s obligation to repay deferred fees accrued in any fiscal year shall expire three years after the end of such fiscal year.

Praxis Genesis Portfolios

The Adviser makes the day-to-day asset allocation and investment decisions for the Genesis Portfolios. In addition, the Adviser continuously reviews, supervises and administers each Portfolio’s investment program, and is responsible for directing the stewardship investing aspects of each Portfolio’s program. For these advisory services, the Genesis Portfolios paid the following management fees (including waivers and recoupment) during the fiscal year ended December 31, 2015:

Percentage of average net assets as of 12/31/15*
Conservative Portfolio	.03%
Balanced Portfolio	.06%
Growth Portfolio	.07%

* Contractual fees (as a percentage of average daily net assets) were .05 percent for the Conservative Portfolio, .05% for the Balanced Portfolio and .05% for the Growth Portfolio. Each Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Portfolio to exceed the limits noted above in the “Fees and Expenses” section for each of the Portfolios. Pursuant to that agreement, during the fiscal year ended December 31, 2015, $5,886 and $9,048 was repaid to the Adviser in respect to the Balanced Portfolio and the Growth Portfolio, respectively. During the fiscal year ended December 31, 2015, the Adviser waived or reimbursed $4,872 in respect to the Conservative Portfolio. A Portfolio’s obligation to repay deferred fees accrued in any fiscal year shall expire three years after the end of such fiscal year.

In addition to these fees, the Adviser receives advisory fees for managing the underlying Praxis Funds, a portion of which are paid indirectly by the Genesis Portfolios.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser and the Sub-Investment Advisory Agreements between the Adviser and each Sub-Adviser is available in the Funds’ annual report to shareholders for the period ending December 31, 2015.

FUND MANAGEMENT

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios:

Impact Bond Fund

Benjamin Bailey, CFA® — Benjamin Bailey joined Everence in 2000. He was named co-portfolio manager of the Impact Bond Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at Everence working as an investment services support assistant and then as a fixed income research analyst. Mr. Bailey received his bachelor’s degree in business-economics from Huntington College (Ind.) in 2000. He is a CFA® charter holder.

Delmar King — Delmar King has managed the Impact Bond Fund since its inception. He began his investment career with Everence in 1973. He received a BA in Economics from Goshen (Ind.) College and received a Masters in Business Administration from Indiana University in 1971.

International Index Fund

Patrick Geddes — Patrick Geddes was named chief executive officer of Aperio Group in 2014 and previously served as chief investment officer and director of quantitative Research since 1999. Prior to joining Aperio, Mr. Geddes was the chief financial officer of Morningstar, Inc. Mr. Geddes received his Masters in Business Administration with Honors from the University of Chicago, and has taught numerous courses in graduate-level finance at the University of California Berkeley Extension.

Ran Leshem — Ran Leshem was named chief investment officer of Aperio Group in 2014 and previously served as head of portfolio management and operations since 2009. He joined Aperio in 2006 as an assistant portfolio manager and became a portfolio manager in 2008. Prior to joining Aperio, Mr. Leshem was manager of operating strategy at the GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his Masters in Business Administration from University of California, Berkeley.

Value Index Fund and Growth Index Fund

Dale Snyder, CFA® — Dale Snyder has been a portfolio manager of the Value Index Fund since June 17, 2013. He joined Everence in 1999 as an equity analyst and has held other investment roles since that time. Mr. Snyder holds a BA in Business (minor in Economics) from Goshen (Ind.) College and a Masters in Business Administration from Indiana University. He is a CFA® charter holder.

Small Cap Fund

J. Luther King, Jr., CFA® — J. Luther King, Jr. is a principal and the founder of Luther King Capital Management Corporation. He has been managing investment portfolios since 1963 and is co-manager of the Small Cap Fund. Prior to establishing Luther King, he was a senior investment officer for Shareholders Management Company (now AIG) and a director of Lionel D. Edie & Company (now part of J.P. Morgan Chase & Co.). He received his bachelor’s degree and a Masters in Business Administration from Texas Christian University (Fort Worth, Texas). He is a CFA® charter holder.

Steven R. Purvis, CFA® — Steven R. Purvis is a principal of Luther King Capital Management Corporation and a portfolio manager with 20 years of experience. After joining Luther King in 1996 as an equity analyst, he became the Director of Research and is co-manager of the Small Cap Fund. Prior to joining Luther King, Mr. Purvis was an analyst with Waddell & Reed, Inc. and Roulston Research Corporation. He received his bachelor’s degree from the University of Missouri, Columbia and a Masters in Business Administration from the University of Missouri, Kansas City. He is a CFA ® charter holder.

Conservative Portfolio, Balanced Portfolio and Growth Portfolio

Benjamin Bailey, CFA® — Benjamin Bailey joined Everence in 2000. He was named co-portfolio manager of each of the Portfolios since June 17, 2013. In addition, Mr. Bailey has been a portfolio manager of the Praxis Impact Bond Fund since March 2005. Prior to that time, Mr. Bailey served as assistant portfolio manager for the Praxis Intermediate Fund since 2002, and began his investment career at Everence working as an investment services support assistant and then as a fixed income research analyst. Mr. Bailey received his bachelor’s degree in business-economics from Huntington College (Ind.) in 2000. He is a CFA® charter holder.

Delmar King — Delmar King has been a manager of each of the Portfolios since June 17, 2013. Mr. King has managed the Praxis Impact Bond Fund since its inception. He began his investment career with Everence in 1973. He received a BA in Economics from Goshen (Ind.) College and received a Masters in Business Administration from Indiana University in 1971.

FUND MANAGEMENT

Portfolio Managers (continued)

The SAI has more detailed information about the Adviser, Luther King, Aperio and other service providers, as well as additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the applicable Fund.

THE DISTRIBUTOR AND ADMINISTRATOR

BHIL Distributors, Inc., 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215, is the Funds’ distributor. Beacon Hill Fund Services, Inc. 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215 is the Funds’ administrator.

ADDITIONAL INDEX INFORMATION

The “S&P 500 Index” and “S&P 500 Value Index” are each a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s®, S&P® and S&P 500®, and has been licensed for use by Everence Financial. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Standard & Poor’s®, S&P® and S&P 500® is a trademark of Standard & Poor’s®, S&P® and S&P 500®. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Everence Financial. Praxis Growth Index Fund and Praxis Value Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Standard & Poor’s®, S&P® and S&P 500®. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® make any representation or warranty, express or implied, to the owners of the Praxis Growth Index Fund and Praxis Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis Growth Index Fund or the Praxis Value Index Fund particularly or the ability of the S&P 500 Index or S&P 500 Value Index to track general market performance. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® only relationship to Everence Financial with respect to the S&P 500 Index or S&P 500 Value Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and the S&P 500 Value Index are each determined, composed and calculated by S&P Dow Jones Indices or Standard & Poor’s®, S&P® and S&P 500® without regard to Everence Financial or the Praxis Growth Index Fund or the Praxis Value Index Fund. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation to take the needs of Everence Financial or the owners of the Praxis Growth Index Fund or the Praxis Value Index Fund into consideration in determining, composing or calculating the S&P 500 Index or S&P 500 Value Index. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® are responsible for and have not participated in the determination of the prices, and amount of the Praxis Growth Index Fund or the Praxis Value Index Fund or the timing of the issuance or sale of the Praxis Growth Index Fund or the Praxis Value Index Fund or in the determination or calculation of the equation by which the Praxis Growth Index Fund or the Praxis Value Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation or liability in connection with the administration, marketing or trading of the Praxis Growth Index Fund or the Praxis Value Index Fund. There is no assurance that investment products based on the S&P 500 Index or S&P 500 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR STANDARD & POOR’S®, S&P® AND S&P 500® GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P 500 VALUE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY EVERENCE FINANCIAL, OWNERS OF THE PRAXIS GROWTH INDEX FUND AND THE PRAXIS VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR S&P 500 VALUE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR STANDARD & POOR’S®, S&P® AND S&P 500® BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND EVERENCE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Financial Highlights

INTRODUCTION

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP. The report of Ernst & Young LLP, along with each Fund’s financial statements, are included in the annual report of the Funds, which is available upon request.

Financial Highlights

Praxis Impact Bond Fund — Class A

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$10.54	$10.27	$10.73	$10.63	$10.43
Net investment income (loss)	0.23 (a)	0.24 (a)	0.25 (a)	0.27	0.34
Net realized and unrealized gains (losses) on investments	(0.19)	0.29	(0.42)	0.22	0.32
Total from investment operations	0.04	0.53	(0.17)	0.49	0.66
Less distributions:
Dividends from investment income	(0.25)	(0.26)	(0.28)	(0.30)	(0.35)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.09)	(0.11)
Total distributions	(0.26)	(0.26)	(0.29)	(0.39)	(0.46)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$10.32	$10.54	$10.27	$10.73	$10.63
Total return (excludes sales charge)	0.33%	5.21%	(1.65)%	4.64%	6.43%
Net assets at end of period (in 000s)	$79,999	$74,950	$69,784	$83,494	$72,106
Ratio of net expenses to average net assets	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income to average net assets	2.16%	2.32%	2.34%	2.49%	3.19%
Ratio of gross expenses to average net assets*	0.98%	0.94%	0.99%	1.05%	1.08%
Portfolio turnover rate	22.67%	16.48%	23.68%	35.75%	36.12%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Impact Bond Fund — Class I

For a share outstanding throughout the year indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$10.50	$10.22	$10.69	$10.60	$10.39
Net investment income (loss)	0.27 (a)	0.28 (a)	0.29 (a)	0.31	0.38
Net realized and unrealized gains (losses) on investments	(0.20)	0.30	(0.43)	0.21	0.33
Total from investment operations	0.07	0.58	(0.14)	0.52	0.71
Less distributions:
Dividends from investment income	(0.29)	(0.30)	(0.32)	(0.34)	(0.39)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.09)	(0.11)
Total distributions	(0.30)	(0.30)	(0.33)	(0.43)	(0.50)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$10.27	$10.50	$10.22	$10.69	$10.60
Total return (excludes sales charge)	0.72%	5.66%	(1.26)%	4.98%	6.98%
Net assets at end of period (in 000s)	$353,954	$330,742	$292,594	$268,864	$234,612
Ratio of net expenses to average net assets	0.54%	0.53%	0.54%	0.56%	0.57%
Ratio of net investment income to average net assets	2.55%	2.73%	2.73%	2.89%	3.59%
Ratio of gross expenses to average net assets	0.54%	0.53%	0.54%	0.56%	0.57%
Portfolio turnover rate	22.67%	16.48%	23.68%	35.75%	36.12%

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis International Index Fund — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)
Net asset value at beginning of period	$9.85	$10.64	$9.47	$8.25	$10.00
Net investment income (loss)	0.14 (b)	0.20 (b)	0.14 (b)	0.17	0.03
Net realized and unrealized gains (losses) on investments	(0.71)	(0.81)	1.17	1.17	(1.68)
Total from investment operations	(0.57)	(0.61)	1.31	1.34	(1.65)
Less distributions:
Dividends from investment income	(0.13)	(0.18)	(0.14)	(0.12)	(0.10)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.13)	(0.18)	(0.14)	(0.12)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.15	$9.85	$10.64	$9.47	$8.25
Total return (excludes sales charge)	(5.76)%	(5.70)%	13.86%	16.24%	(16.54	)%(d)
Net assets at end of period (in 000s)	$17,631	$18,370	$19,892	$18,181	$2,363
Ratio of net expenses to average net assets	1.33%	1.28%	1.43%	1.73%	1.73	%(e)
Ratio of net investment income to average net assets	1.45%	1.88%	1.36%	1.58%	0.89	%(e)
Ratio of gross expenses to average net assets*	1.33%	1.28%	1.43%	1.73%	4.87	%(e)
Portfolio turnover rate	4.48%	5.73%	11.36%	5.18%	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	The Fund’s inception date is December 31, 2010. The Fund commenced public offering and investment operations on January 3, 2011.

(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(c)	Amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

Financial Highlights

Praxis International Index Fund — Class I

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)
Net asset value at beginning of period	$9.89	$10.70	$9.51	$8.27	$10.00
Net investment income (loss)	0.20 (b)	0.25 (b)	0.20 (b)	0.18	0.12
Net realized and unrealized gains (losses) on investments	(0.71)	(0.82)	1.20	1.24	(1.73)
Total from investment operations	(0.51)	(0.57)	1.40	1.42	(1.61)
Less distributions:
Dividends from investment income	(0.19)	(0.24)	(0.21)	(0.18)	(0.12)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.19)	(0.24)	(0.21)	(0.18)	(0.12)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$9.19	$9.89	$10.70	$9.51	$8.27
Total return (excludes sales charge)	(5.19)%	(5.36)%	14.68%	17.26%	(16.05	)%(d)
Net assets at end of period (in 000s)	$153,099	$154,074	$150,369	$118,838	$64,580
Ratio of net expenses to average net assets	0.78%	0.78%	0.80%	0.84%	0.86	%(e)
Ratio of net investment income to average net assets	1.97%	2.35%	1.96%	2.29%	2.25	%(e)
Ratio of gross expenses to average net assets	0.78%	0.78%	0.80%	0.84%	0.86	%(e)
Portfolio turnover rate	4.48%	5.73%	11.36%	5.18%	2.44	%(d)

(a)	The Fund’s inception date is December 31, 2010. The Fund commenced public offering and investment operations on January 3, 2011.

(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(c)	Amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

Financial Highlights

Praxis Value Index Fund — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.54	$11.21	$8.71	$7.57	$7.95
Net investment income (loss)	0.20 (a)	0.18 (a)	0.14 (a)	0.28	0.12
Net realized and unrealized gains (losses) on investments	(1.00)	1.23	2.60	0.93	(0.40)
Total from investment operations	(0.80)	1.41	2.74	1.21	(0.28)
Less distributions:
Dividends from investment income	(0.28)	(0.08)	(0.24)	(0.07)	(0.10)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.57)	(0.08)	(0.24)	(0.07)	(0.10)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$11.17	$12.54	$11.21	$8.71	$7.57
Total return (excludes sales charge)	(6.41)%	12.57%	31.33%	16.12%	(3.58)%
Net assets at end of period (in 000s)	$17,453	$17,356	$16,275	$13,591	$20,776
Ratio of net expenses to average net assets	0.94%	0.87%	1.03%	1.21%	1.32%
Ratio of net investment income to average net assets	1.62%	1.53%	1.40%	1.48%	1.19%
Ratio of gross expenses to average net assets	0.94%	0.87%	1.03%	1.21%	1.32%
Portfolio turnover rate	21.38%	20.53%	30.38%	69.58%	29.11%

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Value Index Fund — Class I

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.46	$11.14	$8.65	$7.52	$7.91
Net investment income (loss)	0.26 (a)	0.23 (a)	0.20 (a)	0.09	0.15
Net realized and unrealized gains (losses) on investments	(1.00)	1.22	2.59	1.18	(0.37)
Total from investment operations	(0.74)	1.45	2.79	1.27	(0.22)
Less distributions:
Dividends from investment income	(0.34)	(0.13)	(0.30)	(0.14)	(0.17)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.63)	(0.13)	(0.30)	(0.14)	(0.17)
Paid-in capital from redemption fees	— (b)	— (b)	—	—	—
Net asset value at end of period	$11.09	$12.46	$11.14	$8.65	$7.52
Total return (excludes sales charge)	(6.00)%	13.03%	32.26%	16.91%	(2.80)%
Net assets at end of period (in 000s)	$113,927	$108,845	$93,118	$71,284	$32,070
Ratio of net expenses to average net assets	0.45%	0.45%	0.48%	0.47%	0.49%
Ratio of net investment income to average net assets	2.11%	1.94%	1.95%	2.24%	2.03%
Ratio of gross expenses to average net assets	0.45%	0.45%	0.48%	0.47%	0.49%
Portfolio turnover rate	21.38%	20.53%	30.38%	69.58%	29.11%

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Growth Index Fund — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$17.25	$15.19	$11.63	$9.96	$9.86
Net investment income (loss)	0.18 (a)	0.12 (a)	0.10 (a)	0.02	0.01
Net realized and unrealized gains (losses) on investments	0.46	2.05	3.58	1.70	0.10
Total from investment operations	0.64	2.17	3.68	1.72	0.11
Less distributions:
Dividends from investment income	(0.21)	(0.11)	(0.12)	(0.05)	(0.01)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.21)	(0.11)	(0.12)	(0.05)	(0.01)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$17.68	$17.25	$15.19	$11.63	$9.96
Total return (excludes sales charge)	3.70%	14.26%	31.72%	17.15%	1.12%
Net assets at end of period (in 000s)	$64,689	$55,833	$51,724	$43,035	$3,363
Ratio of net expenses to average net assets	0.84%	0.91%	1.01%	1.08%	1.10%
Ratio of net investment income to average net assets	1.00%	0.73%	0.76%	1.08%	0.14%
Ratio of gross expenses to average net assets*	0.84%	0.91%	1.01%	1.26%	2.01%
Portfolio turnover rate	18.68%	19.09%	14.82%	82.74%	21.18%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Growth Index Fund — Class I

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$17.34	$15.27	$11.68	$9.96	$9.86
Net investment income (loss)	0.25 (a)	0.20 (a)	0.18 (a)	0.07	0.07
Net realized and unrealized gains (losses) on investments	0.47	2.06	3.60	1.71	0.10
Total from investment operations	0.72	2.26	3.78	1.78	0.17
Less distributions:
Dividends from investment income	(0.27)	(0.19)	(0.19)	(0.06)	(0.07)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.19)	(0.19)	(0.06)	(0.07)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	—
Net asset value at end of period	$17.79	$17.34	$15.27	$11.68	$9.96
Total return (excludes sales charge)	4.10%	14.77%	32.26%	17.94%	1.73%
Net assets at end of period (in 000s)	$122,311	$118,619	$100,561	$97,072	$33,843
Ratio of net expenses to average net assets	0.44%	0.42%	0.47%	0.48%	0.50%
Ratio of net investment income to average net assets	1.38%	1.22%	1.31%	1.31%	0.75%
Ratio of gross expenses to average net assets	0.44%	0.42%	0.47%	0.48%	0.50%
Portfolio turnover rate	18.68%	19.09%	14.82%	82.74%	21.18%

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Small Cap Fund — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$11.49		$13.80		$11.33		$10.51	$9.95
Net investment income (loss)	(0.09	)(a)	(0.12	)(a)	(0.12	)(a)	(0.06)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.41)		(0.43)		4.04		1.03	0.64
Total from investment operations	(0.50)		(0.55)		3.92		0.97	0.55
Less distributions:
Distributions from net realized gains	(1.54)		(1.76)		(1.45)		(0.15)	—
Total distributions	(1.54)		(1.76)		(1.45)		(0.15)	—
Paid-in capital from redemption fees	—	(b)	—	(b)	—	(b)	— (b)	0.01
Net asset value at end of period	$9.45		$11.49		$13.80		$11.33	$10.51
Total return (excludes sales charge)	(4.53)%		(4.11)%		34.63%		9.26%	5.63%
Net assets at end of period (in 000s)	$7,339		$7,664		$8,465		$5,710	$5,541
Ratio of net expenses to average net assets	1.68%		1.69%		1.69%		1.72%	1.71%
Ratio of net investment income to average net assets	(0.75)%		(0.95)%		(0.95)%		(0.34)%	(1.09)%
Ratio of gross expenses to average net assets*	1.81%		1.70%		1.90%		1.91%	2.17%
Portfolio turnover rate	75.84%		73.67%		49.25%		49.78%	67.48%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Small Cap Fund — Class I

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.01		$14.25		$11.59		$10.67	$10.06
Net investment income (loss)	(0.01	)(a)	(0.04	)(a)	(0.04	)(a)	0.06	(0.03)
Net realized and unrealized gains (losses) on investments	(0.45)		(0.44)		4.15		1.01	0.64
Total from investment operations	(0.46)		(0.48)		4.11		1.07	0.61
Less distributions:
Distributions from net realized gains	(1.54)		(1.76)		(1.45)		(0.15)	—
Total distributions	(1.54)		(1.76)		(1.45)		(0.15)	—
Paid-in capital from redemption fees	—	(b)	—	(b)	—	(b)	—	—
Net asset value at end of period	$10.01		$12.01		$14.25		$11.59	$10.67
Total return (excludes sales charge)	(3.99)%		(3.49)%		35.53%		10.06%	6.06%
Net assets at end of period (in 000s)	$39,824		$53,783		$68,762		$63,520	$61,130
Ratio of net expenses to average net assets	1.06%		1.02%		1.04%		1.05%	1.04%
Ratio of net investment income to average net assets	(0.07)%		(0.28)%		(0.31)%		0.50%	(0.44)%
Ratio of gross expenses to average net assets	1.06%		1.02%		1.04%		1.05%	1.04%
Portfolio turnover rate	75.84%		73.67%		49.25%		49.78%	67.48%

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Conservative Portfolio — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$11.34	$11.10	$10.79	$10.50	$10.55
Net investment income (loss)	0.22 (a)	0.21 (a)	0.23 (a)	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.31)	0.42	0.45	0.54	0.06
Total from investment operations	(0.09)	0.63	0.68	0.77	0.30
Less distributions:
Dividends from investment income	(0.22)	(0.21)	(0.23)	(0.24)	(0.29)
Distributions from net realized gains	(0.06)	(0.18)	(0.14)	(0.24)	(0.06)
Total distributions	(0.28)	(0.39)	(0.37)	(0.48)	(0.35)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$10.97	$11.34	$11.10	$10.79	$10.50
Total return (excludes sales charge)	(0.81)%	5.68%	6.28%	7.42%	2.88%
Net assets at end of period (in 000s)	$19,718	$19,128	$18,045	$17,203	$14,018
Ratio of net expenses to average net assets†	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.95%	1.82%	2.04%	2.13%	2.31%
Ratio of gross expenses to average net assets†*	0.63%	0.62%	0.64%	0.65%	0.78%
Portfolio turnover rate	8.66%	10.78%	25.69%	30.58%	15.03%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Balanced Portfolio — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$12.76	$12.50	$11.14	$10.62	$10.91
Net investment income (loss)	0.21 (a)	0.17 (a)	0.20 (a)	0.17	0.15
Net realized and unrealized gains (losses) on investments	(0.42)	0.49	1.50	0.90	(0.17)
Total from investment operations	(0.21)	0.66	1.70	1.07	(0.02)
Less distributions:
Dividends from investment income	(0.22)	(0.17)	(0.19)	(0.18)	(0.18)
Distributions from net realized gains	(0.20)	(0.23)	(0.15)	(0.37)	(0.09)
Total distributions	(0.42)	(0.40)	(0.34)	(0.55)	(0.27)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$12.13	$12.76	$12.50	$11.14	$10.62
Total return (excludes sales charge)	(1.66)%	5.30%	15.30%	10.11%	(0.21)%
Net assets at end of period (in 000s)	$59,742	$57,611	$53,614	$44,584	$37,770
Ratio of net expenses to average net assets†	0.54%	0.58%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.65%	1.33%	1.65%	1.57%	1.39%
Ratio of gross expenses to average net assets†*	0.54%	0.58%	0.60%	0.62%	0.71%
Portfolio turnover rate	6.53%	10.26%	19.91%	38.48%	15.11%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

Financial Highlights

Praxis Genesis Growth Portfolio — Class A

For a share outstanding throughout the period indicated.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value at beginning of period	$13.79	$13.49	$11.40	$10.68	$11.15
Net investment income (loss)	0.18 (a)	0.13 (a)	0.17 (a)	0.13	0.08
Net realized and unrealized gains (losses) on investments	(0.52)	0.56	2.26	1.13	(0.33)
Total from investment operations	(0.34)	0.69	2.43	1.26	(0.25)
Less distributions:
Dividends from investment income	(0.19)	(0.13)	(0.17)	(0.14)	(0.10)
Distributions from net realized gains	(0.33)	(0.26)	(0.17)	(0.40)	(0.12)
Total distributions	(0.52)	(0.39)	(0.34)	(0.54)	(0.22)
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value at end of period	$12.93	$13.79	$13.49	$11.40	$10.68
Total return (excludes sales charge)	(2.49)%	5.09%	21.28%	11.82%	(2.24)%
Net assets at end of period (in 000s)	$49,881	$49,670	$45,793	$36,294	$29,882
Ratio of net expenses to average net assets†	0.62%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets†	1.33%	0.95%	1.39%	1.22%	0.79%
Ratio of gross expenses to average net assets†*	0.62%	0.60%	0.66%	0.74%	0.89%
Portfolio turnover rate	7.39%	8.81%	20.87%	45.13%	15.54%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.

(b)	Amount is less than $0.005 per share.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Annual Reports, Semi-Annual Reports and the SAI, or request other information and discuss your questions about the funds, by contacting the broker that sells the Funds, or by contacting the Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (“the Commission”). You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free on the EDGAR Database on the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Dated April 30, 2016 for:

Praxis Impact Bond Fund Class A (MIIAX) and Class I (MIIIX)

(formerly named Praxis Intermediate Income Fund)

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

Each a separate Investment Portfolio of the

Praxis Mutual Funds

Statement of Additional Information

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the most current prospectus for the Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio, dated April 30, 2016, as amended or supplemented from time to time, (the “Prospectus”). Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio are hereinafter referred to individually as a “Fund” or the “Impact Bond Fund,” “International Index Fund,” “Value Index Fund,” “Growth Index Fund,” “Small Cap Fund,” “Genesis Conservative Portfolio,” “Genesis Balanced Portfolio,” and “Genesis Growth Portfolio,” respectively, and are hereinafter referred to collectively as the “Funds.” Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio are referred to hereinafter collectively as the “Genesis Portfolios.” The Funds are separate investment portfolios of Praxis Mutual Funds (the “Company”), an open-end management investment company that currently consists of 8 separate investment portfolios. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by telephoning toll free (800) 977-2947.

STATEMENT OF ADDITIONAL INFORMATION

PRAXIS MUTUAL FUNDS

Praxis Mutual Funds (the “Company”) is an open-end management investment company which currently offers 8 separate investment portfolios (each a “Fund” and collectively, the “Funds”). Each Fund is a diversified portfolio of the Company. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund (“Shares”) should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Additional Information about Portfolio Instruments

The following discussion supplements the disclosure about the investment objectives, policies and risk factors of the Funds, other than the Genesis Portfolios, as set forth in the Prospectus. Each of these policies and restrictions will be applied subject to all applicable investment objectives, policies and restrictions contained in the Prospectus, including the social responsibility criteria set forth in the Prospectus. Information about the investment policies and restrictions of the Genesis Portfolios is in the section, “Investments by the Genesis Portfolios.” Throughout this section, except as otherwise indicated, “Adviser” refers to the applicable Sub-Adviser for the International Index and Small Cap Funds.

Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase “A-2” or better by S&P, “Prime-2” or better by Moody’s or such issues with comparable ratings by other nationally recognized statistical rating organizations (“NRSROs”). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Board of Trustees, to be of comparable quality.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Adviser will consider the earning power, cash flow, and

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other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be limited to notes that are determined by the Adviser under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (“Government Related Securities”). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association (“GNMA”). Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corporation (“FHLMC”), and Tennessee Valley Authority, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that

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foreign securities markets may have less trading volume and, therefore, many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“Term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Each Fund’s custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Options Trading. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

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A Fund’s obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts. The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, are not subject to regulation as a commodity pool or commodity pool operator under the CEA. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund’s securities investments. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

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Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which, at times, could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements. The Funds may enter into interest rate swaps, swaps on specific securities, currency swaps and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full

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amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission (the “SEC”) to be illiquid and, together with other investments in a Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund’s portfolio securities and depends on the Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

Asset Swaps. The Funds will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components, is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk is the primary risk of asset swaps.

When-lssued Securities. The Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and, in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.

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Mortgage-Related Securities. The Impact Bond Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that, to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”), be deemed to be investment companies, the Fund’s investment in such securities will be subject to the limitations on investments in investment company securities set forth below under “Investment Restrictions”. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the GNMA, and government-related organizations, such as the Federal National Mortgage Association and the FHLMC, as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of the FNMA, and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “Pcs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Impact Bond Fund may invest in mortgage-related securities that are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Impact Bond Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligations to make interest and principal payments are secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities, and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the

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effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of a Fund’s weighted average maturity, the effective maturity of such securities will be used.

Zero Coupon Obligations. The Impact Bond Fund may invest in zero coupon obligations, provided that, immediately after any purchase, not more than 5 percent of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

Guaranteed Investment Contracts. The Impact Bond Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Impact Bond Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15 percent of the Fund’s total net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Income Participation Loans. The Impact Bond Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Impact Bond Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund’s 15 percent of its net assets limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

The Impact Bond Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

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Rights and Warrants. The Value Index Fund, Growth Index Fund and Small Cap Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Medium-Grade Debt Securities. Each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Medium-Grade Securities”).

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities, because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and, therefore, react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

Lower Rated Debt Securities. The Impact Bond Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality (“Lower Rated Securities”). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. lf the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund’s ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10 percent of total assets.

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Restricted Securities. Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Adviser monitors the liquidity of restricted securities in the Funds’ portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

Securities of Other Investment Companies. Each Fund may invest in securities issued by other funds, including those advised by the Adviser to the extent permitted by the 1940 Act and the SEC. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into repurchase agreements in accordance with that Fund’s investment restrictions. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and registered broker-dealers that the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102 percent of the repurchase price marked to market daily (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to a reverse repurchase agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the

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Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending. In order to generate additional income, each Fund may from time to time, but is not required to, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102 percent of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars; (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government; or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment, assuming the Fund receives sufficient advance notice of the matter. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

Community Development Investing. Each Fund is permitted to invest up to 3 percent of its total assets in community development investments, including investments in community developments notes (“CDI Notes”), which are variable rate notes issued by various affiliated and unaffiliated organizations to fund community development initiatives. CDI Notes are typically rated below investment grade if they are rated by independent rating organizations and are treated by the Funds as illiquid assets. Through their community development investment program, including investments in CDI Notes, the Funds demonstrate their commitment to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. The Funds typically invest in CDI Notes issued by third-party organizations.

CDI Notes typically offer a rate of return below the then-prevailing market rates, which means they are expected to underperform other debt instruments in which a Fund otherwise might invest. In addition, the CDI-Notes are considered illiquid and below-investment grade. Illiquid securities may be difficult to sell in the ordinary course at the approximate price at which they are valued. Below-investment grade securities involve a greater risk of default or price decline than higher grade securities.

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of a Fund, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Index Fund’s typical investments, the Sub-Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

Investments by the Genesis Portfolios

Each Fund seeks to achieve its investment goal by investing substantially all of its assets in Class I shares of a different combination of Praxis Mutual Funds representing different allocations of stocks, bonds and cash investments and reflecting varying degrees of expected investment risk and potential reward. The target

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allocations as of the date of this SAI, which may be changed from time to time, are as follows. Each Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

	Total Assets in Bond Funds	Total Assets in Equity Funds
Genesis Conservative Portfolio	60% – 80%	20% – 40%
Genesis Balanced Portfolio	30% – 50%	50% – 70%
Genesis Growth Portfolio	10% – 30%	70% – 90%

As a result of market gains or losses, the percentage of the Genesis Portfolios’ assets invested in particular asset classes (i.e., bond or equity funds) at any given time may be different from the asset allocation model shown above. The information in the section “Additional Information about Portfolio Instruments” directly relates to the investment policies, techniques, and risks of the underlying Praxis Mutual Funds. It provides information about the types of securities in which one or more of the Genesis Portfolios may have indirect investment exposure through their investment in the underlying Praxis Mutual Funds.

Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including Exchange Traded Funds (“ETFs”) that are outside the Praxis Mutual Funds complex. Such investments are subject to limitations prescribed by the 1940 Act and the SEC. These limitations currently provide, in part, that the Genesis Portfolios may not purchase shares of an outside investment company if such a purchase would cause a Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company. Subject to applicable SEC rules, each Fund is not restricted by the foregoing limitations in purchasing shares of the Praxis Mutual Funds. As a shareholder in an investment company, a Fund will bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. The amount of expenses paid by a Fund on investments in other investment companies are disclosed in the Fees and Expenses table in the prospectus under “Acquired Fund Fees and Expenses” (“AFFE”).

Temporary Defensive Positions. In the event that the Adviser determines that current market conditions are not suitable for the typical investments of the Genesis Conservative Portfolio, Genesis Balanced Portfolio or Genesis Growth Portfolio, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements.

Investment Restrictions

Fundamental Investment Restrictions. The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions:

1. Each Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

2. Each Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

3. Each Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

4. Each Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

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5. Each Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

6. Each Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;

7. With the exception of a Fund designated as a “non-diversified company,” if any, each Fund shall be a “diversified company” as those terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction;

8. Each Fund may not invest in a security if, as a result of such investment, more than 25% of its net assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities of other investment companies; except that each Fund that has a principal investment strategy to track the performance of an index will concentrate (or not) approximately to the same extent as its index in the securities of a particular industry or group of industries;

Non-Fundamental Summaries of Current Legal Requirements Related to Certain Investment Restrictions. This section summarizes current legal requirements applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements are subject to change at any time and this section may be revised at any time to reflect changes in legal requirements or to further clarify existing requirements. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements should consult their own counsel.

With respect to Investment Restriction 1 (borrowing): Currently, the 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a Fund to borrow under two scenarios. First, a Fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300%” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets after the borrowing (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a Fund is permitted to borrow from banks or other lenders in an amount up to 5% of its total assets for temporary purposes.

With respect to Investment Restriction 2 (issuing senior securities): Currently, the 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in Investment Restriction 1, is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the SEC, mutual funds generally may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement and their investment strategies and policies do not prohibit those practices.

With respect to Investment Restriction 3 (underwriting): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could,

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under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, Investment Restriction 3 permits a Fund to sell securities in this circumstance.

With respect to Investment Restriction 7 (diversification): Currently, a “diversified company” is defined under the 1940 Act to mean a mutual fund that meets the following definition: a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer. A “non-diversified” fund is a fund that does not meet the definition of a diversified company.

Non-fundamental Investment Restrictions. The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15 percent of that Fund’s net assets;

2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

3. Engage in short sales;

4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization or to the extent permitted by the 1940 Act and the SEC;

6. Invest more than 5 percent of total assets in puts, calls, straddles, spreads or any combination thereof;

7. Invest more than 5 percent of total assets in securities of issuers which, together with any predecessors, have a record of less than three (3) years of continuous operation; or

8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1 percent of the securities of the issuer, together own beneficially more than 5 percent of the securities of that issuer.

Except as may otherwise be required pursuant to applicable regulatory requirements regarding asset coverage for transactions involving leverage or potential leverage, if any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, with certain adjustments in accordance with applicable legal requirements. The calculation excludes all securities whose remaining maturities at the time of acquisition were one (1) year or less. For the fiscal year ended December 31, 2015, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Genesis Conservative

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Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 22.67 percent, 4.48 percent, 21.38 percent, 18.68 percent, 75.84 percent, 8.66 percent, 6.53 percent and 7.39 percent, respectively.

For the fiscal year ended December 31, 2014, the annual portfolio turnover rate for the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio and Genesis Growth Portfolio was 16.48 percent, 5.73 percent, 20.53 percent, 19.09 percent, 73.67 percent, 10.78 percent 10.26 percent and 8.81 percent, respectively.

Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. Variations in turnover rate may be due to the fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in the portfolio manager’s investment outlook. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Disclosure of Portfolio Holdings Policy

The Board of Trustees has approved a Disclosure of Portfolio Holdings Policy for the Company (the “Policy”). The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Recipients are obligated to maintain the confidentiality of that information and are prohibited from trading based on that non-public information. Such service providers include fund accountants, business managers and administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except in certain limited circumstances:

•	through disclosure in a copy of a Fund’s latest annual or semi-annual report or a Fund’s latest Form N-Q;

•	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

•	when a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures must be authorized by the Funds’ President or Treasurer and shall be periodically reported to the Board.

Neither the Funds nor any service provider, including any investment adviser, may enter into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Funds’ portfolio holdings.

The Chief Compliance Officer (“CCO”) is responsible for overseeing compliance with all Fund policies and procedures, including the Policy. The Policy may not be waived or exceptions made, without the consent of the Board. The Board has approved this Policy and will review any material changes to this Policy, as well as periodically review categories of persons or entities receiving non-standard disclosure. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Policy.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each Business Day of the Company. A “Business Day,” which is defined in the Prospectus, is generally a day on which the NYSE is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open on the following holidays: New Year’s

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Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Valuation of Portfolio Securities — As disclosed in the Prospectus, each Fund’s securities generally are valued at current market prices or, for debt obligations with remaining maturities of 60 days or less, at amortized cost. Securities for which market quotations are not readily available will be valued at fair value as determined by methods approved in good faith by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon that security’s sale.

The following factors, among others, may be considered when determining whether a security is illiquid: the legal or contractual limitations on the transferability or sale of a security, the frequency of trades or quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and the nature of the security and the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The valuation of a particular security depends upon the circumstances related to that security. As a general principle, the valuation will reflect the amount that the Fund would reasonably expect to receive from a knowledgeable purchaser in a current sale. The following methods, among others, may be used when fair valuing securities: multiple of earnings, multiple of book value, discount from market of a similar but freely traded security, purchase price of the security, subsequent private transactions in the security or a related security, or a combination of these methods. The following factors, among others, may be used when fair valuing securities: the fundamental analytical data relating to the investment, the nature and duration of restrictions on disposition of the securities, the evaluation of the forces which influence the market in which the securities are purchased and sold, the type of security, financial statements, the cost at date of purchase, the size of the holding, special reports prepared by analysts or others, information as to any transactions or offers with respect to the security, the pricing history of the security, whether any dealer quotes are available, whether recent sales reflect orderly market transactions, and any other factors deemed relevant. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

Pricing Services — The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices.

ADDITIONAL REDEMPTION INFORMATION

Ma tters Affecting Redemption

A Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1 percent of such Fund’s net asset value, whichever is less, for any one Shareholder within a 90 day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash inadvisable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale.

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The 2 percent redemption fee referred to in the Prospectus and this SAI directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption fee is paid directly to the applicable Fund and is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management.The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not benefit the Adviser in any way. The Funds will charge a redemption fee of 2 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described below. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. The longest-held shares in your account will be exchanged or redeemed first.

MANAGEMENT OF THE COMPANY

Trustees and Officers

The Role of the Board

Overall responsibility for management of the Company rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Company is performed by various service providers to the Company, such as the Adviser, the Sub-Advisers, the Distributor, the Business Manager and Administrator, the Financial Administrator and Fund Accountant, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Company, with responsibility for supervising actively the day-to-day operations of the Company and reporting back to the Board of Trustees on Company operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Company.

Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established three standing committees: an Audit Committee, a Governance Committee and a Nominating Committee. At least 75 percent of the Trustees are Independent Trustees. The Chairman of the Board is an Independent Trustee. The Independent Chair plays a significant role in helping to set the agenda, presides over Independent Trustee sessions, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Independent Chair, help identify matters for consideration by the Board and follow up by management. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Company. The Independent Chair plays a significant role in helping to set the agenda for Board meetings, presides over Board meetings, and works with management on Board matters. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that whenever the Chairperson is not deemed to be an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Company, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that

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adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including Fund auditors, to review Fund activities; and (vi) meeting with the Chief Compliance Officer and other officers of the Company and its service providers to receive information about compliance, and risk assessment and management matters and (vii) meeting regularly with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board, and also may be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full Board meetings, Audit Committee meetings, and executive sessions of the Independent Trustees.

The Board of Trustees recognizes that not all risks which may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Company service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Company in light of the Company’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, many of the Trustees have served on the Board of Trustees for a significant a number of years. In their service to the Company, the Trustees have gained substantial insight into the operation of the Company and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. Newer Trustees bring additional perspectives that contribute to the effectiveness of the Board of Trustees. The Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its Committee structure.. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Company. Additional information about Trustee Attributes is contained in the following table, which shows the names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five (5) years.

Independent Trustees

Name, Year of Birth and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee

Karen Klassen Harder, Ph.D. c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee since 12/2/93	Professor, Bluffton University (2001 – present)	8	N/A

Jeffrey K. Landis c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 47	Trustee since 4/28/16	Partner, Bricker, Landis Hunsberger & Gingrich, LLP (Law Firm) (1994 – present)	8	N/A

R. Clair Sauder c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 72	Chairman since 11/19/12 and Trustee since 6/30/02	Partner, C&D Enterprises Unlimited, commercial real estate (1981 – present); Partner, Encore Enterprises, LLC, retail home furnishings (2001 – 2008)	8	N/A

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Name, Year of Birth and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee

Dwight L. Short c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 70	Trustee since 1/1/14	President, DLS Consulting, consulting and writing (2005 – present)	8	N/A

Candace L. Smith c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 57	Trustee since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 – present); COO, MicroVest Capital Management LLC (2011 – 2015); CFO, MicroVest Capital Management LLC (2005 – 2011)	8	Director, MicroVest GMG Local Credit Fund (2012 to present)

Don E. Weaver c/o Everence Capital Management, Inc. 1110 North Main Street Goshen, IN 46528 Age: 53	Trustee since 5/21/07	Chief Risk Officer, Koch Ag & Energy Solutions, LLC (2012 – present); Chief Financial Officer, Hesston College (2006 – 2012)	8	N/A

Interested Trustees*

Name, Age and Address	Position and Start Date	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeships Held by Trustee

Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 54	Trustee since 11/14/14	President and CEO of Everence Financial (September 2014 – Present); Senior Executive Vice President, Univest Corporation 1992 – September 2014	8	N/A

* Indicates an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochstetler is deemed to be an interested person because of his affiliation with each Fund’s Adviser.

Officers Who Are Not Trustees

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Chad M. Horning 1110 North Main Street Goshen, IN 46528 Age: 47	President since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 – present)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 59	Vice President since 12/2/93; Secretary since 2/15/14	Vice President of Financial Services Operations, Everence (1981 – present); President, Everence Securities, Inc. (2004 – present); OSJ Principal, ProEquities, Inc., (1994 – present)

Trent M. Statczar 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215 Age: 44	Treasurer since 1/1/09	Director, Beacon Hill Fund Services, Inc. (2008 – present)

Rodney L Ruehle 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215 Age: 47	Chief Compliance Officer since 5/15/15	Director, Beacon Hill Fund Services, Inc. (2008 – present)

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For the calendar year ended December 31, 2015, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range in Fund Complex

Independent Trustees

Karen Klassen Harder, Ph.D	Growth Portfolio	$1 – $10,000	$50,001 – $100,000

	Conservative Portfolio	$10,001 – $50,000

R. Clair Sauder	Impact Bond Fund	$50,001 – $100,000	Over $100,000

	Small Cap Fund	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Candace L. Smith	Impact Bond Fund	$1 – $10,000	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Don E. Weaver	Impact Bond Fund	$10,001 – $50,000	Over $100,000

	Value Index Fund	$10,001 – $50,000

	Growth Index Fund	$10,001 – $50,000

	Growth Portfolio	$50,001 – $100,000

	International Index Fund	$10,001 – $50,000

Dwight L. Short	Value Index Fund	$10,001 – $50,000	$50,001 – $100,000

	Growth Index Fund	$10,001 – $50,000

	Small Cap Fund	$10,001 – $50,000

	International Index Fund	$10,001 – $50,000

Interested Trustees

Kenneth D. Hochstetler	Impact Bond Fund	$1 – $10,000	$10,001 – $50,000

	Value Index Fund	$10,001 – $50,000

	Growth Index Fund	$10,001 – $50,000

	International Index Fund	$1 – $10,000

	Small Cap Fund	$1 – $10,000

	Growth Portfolio	$10,001 – $50,000

As of April 1, 2016, the company’s Officers and Trustees, as a group, owned less than 1 percent of the shares of each Fund.

Standing Committees The Board of Trustees has established three standing committees: the Audit Committee, the Governance Committee and the Nominating Committee.

The Audit Committee is comprised solely of those Trustees who are not considered “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Audit Committee, which met three (3) times during 2015, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Company and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (iii) acts as a liaison between the Company’s independent auditors and the full Board.

The Governance Committee is comprised of all of the members of the Board of Trustees. The Governance Committee, which met three (3) time during 2015, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the Board of Trustees; (ii) evaluates the performance of the Board of

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Trustees and the Trust in light of the governance principles, considers whether improvements or changes are warranted, makes recommendations for any necessary or appropriate changes; and (iii) takes other appropriate actions consistent with its charter.

The Nominating Committee is comprised solely of the Independent Trustees. The Nominating Committee, which met four (4) times during 2015, performs the following functions: recruits, evaluates the qualifications of and nominates all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements, which are located on the Company’s website and available upon request. The Committee will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates along with certain additional requirements. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines.

Ownership of Securities of Certain Entities. For the calendar year ended December 31, 2015, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, any of the Sub-Advisers or the Distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or the Distributor.

Trustees who are not currently affiliated with the Adviser or the Distributor receive from the Company compensation. The Chairman of the Board of Trustees receives an annual retainer of $9,000. To the extent there is a lead Independent Trustee in addition to the Chairman, the Lead Independent Trustee receives an annual retainer of $8,000. The Audit Committee Chairman receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 for each quarterly meeting and each in-person meeting, and $1,000 for telephonic Board meeting per Trustee.

For the fiscal year ended December 31, 2015, the Trustees received the following compensation from the Company:

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees

Independent Trustees

Karen Klassen Harder, Ph.D	$16,000	–	–	$16,000

R. Clair Sauder	$18,000	–	–	$18,000

Dwight L. Short	$16,000	–	–	$16,000

Candace L. Smith	$17,000	–	–	$17,000

Don E. Weaver	$16,000	–	–	$16,000

Interested Trustees

Kenneth D. Hochstetler	–	–	–	–

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. During the fiscal year ended December 31, 2015, JPMorgan Chase Bank, N.A. received fees from the Company for acting as administrator and for providing fund accounting services. U.S. Bancorp Fund Services, LLC received fees from the Company for acting as Transfer Agent. BHIL Distributors, Inc. received fees from the Company for acting as distributor. Its affiliate receives fees for providing the Company’s Chief Compliance Officer and Treasurer. Mr. Horning and Mr. Kauffman are employees of the Adviser and/or its affiliates. The Company, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to

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securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

Investment Adviser

Investment advisory services are provided to the Funds by Everence Capital Management, Inc. (“Everence Capital Management” or the “Adviser”), pursuant to an Investment Advisory Agreement dated as of January 3, 1994, and renewed annually (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Funds, as described in the Prospectus. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of forty one-hundredths of one percent (0.40 percent) for the Impact Bond Fund, sixty one-hundredths of one percent (0.60 percent) for the International Index Fund, thirty one-hundredths of one percent (0.30 percent) for the Value Index Fund, thirty one-hundredths of one percent (0.30 percent) for the Growth Index Fund, eighty-five one-hundredths of one percent (0.85 percent) for the Small Cap Fund, five one-hundredths of one percent (0.05 percent) for the Genesis Growth Portfolio, five one-hundredths of one percent (0.05 percent) for the Genesis Balanced Portfolio, and five one-hundredths of one percent (0.05 percent) for the Genesis Conservative Portfolio. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund.

The Adviser has entered into an expense limitation agreement with respect to the Funds in the below table until April 30, 2017, which can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses (excluding acquired fund fees and expenses, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, costs relating to such services and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of each Fund to the following percentages of average daily net assets:

Fund	Class A Shares

Impact Bond	0.90%

Small Cap Fund	1.65%

Genesis Growth Portfolio	0.60%

Genesis Balanced Portfolio	0.60%

Genesis Conservative Portfolio	0.60%

These Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund’s expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the relevant class of shares to exceed the agreed upon expense limitation shown in the table above or any expense limitation then in effect and the repayment is made within three (3) years after the year in which the Adviser incurred the expense.

The total investment advisory fees earned by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Impact Bond Fund	$1,696,711	$1,545,068	$1,402,307

International Index Fund	$1,062,183	$1,030,919	$938,033

Value Index Fund	$395,691	$352,551	$307,656

Growth Index Fund	$545,705	$475,042	$427,224

Small Cap Fund	$472,103	$632,550	$618,066

Genesis Conservative Portfolio	$9,892	$9,337	$8,924

Genesis Balanced Portfolio	$41,193	$16,503	$24,617

Genesis Growth Portfolio	$33,241	$16,167	$20,495

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The total investment advisory fees waived or assumed by the Adviser for the last three (3) fiscal years are as follows:

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Impact Bond Fund	$35,957	$2,575	$39,015

International Index Fund	–	–	–

Value Index Fund	–	–	–

Growth Index Fund	–	–	–

Small Cap Fund	$9,640	$1,183	$14,524

Genesis Conservative Portfolio	$4,872	$2,698	$6,678

Genesis Balanced Portfolio	–	–	–

Genesis Growth Portfolio	–	–	$21,201

The Adviser has retained Aperio Group, LLC (“Aperio” or a “Sub-Adviser”) as investment sub-adviser to the International Index Fund. The main offices of Aperio are located at Three Harbor Drive, Suite 315, Sausalito, California 94965. As of December 31, 2015, Aperio managed over $13.2 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of twenty one-hundredths of one percent (0.20 percent) of the International Index Fund’s average daily net assets up to and including $100 million, and seventeen one-hundredths of one percent (0.17 percent) of the International Index Fund’s average daily net assets from $100 million up to and including $500 million, and fifteen one-hundredths of one percent (0.15 percent) of the International Index Fund’s average daily net assets over $500 million. The total annual minimum compensation will not be less than $100,000. For the fiscal years ended December 31, 2015, 2014, and 2013, the Adviser paid to the Sub-Adviser $330,950, $318,866, and $293,837, respectively.

The Adviser has retained Luther King Capital Management Corporation (“Luther King” or the “Sub-Adviser”) as investment sub-adviser to the Small Cap Fund. The main offices of Luther King are located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. As of December 31, 2015 Luther King managed $13.1 billion of assets. For the services provided pursuant to the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of sixty-five one-hundredths of one percent (0.65 percent) of the Small Cap Fund’s average daily net assets. For the fiscal years ended December 31, 2015, 2014, and 2013,, the Adviser paid to the Sub-Adviser $360,844, $478,627, and $467,843, respectively.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement and Sub-Advisory Agreements each provide that the Adviser and each Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or the Sub-Adviser, as applicable, of its duties and obligations thereunder.

The Adviser and/or its affiliates may pay out of their own assets and legitimate profits compensation to broker-dealers and other persons for the sale and distribution and/or for the servicing of shares of the Funds. This compensation consists of payments over and above the sales charges (and any

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applicable Rule 12b-1 fees) and service fees paid by the Funds, or may be made to supplement commissions re-allowed to dealers. For affiliated persons, this compensation may take the form of incentives for health benefits and deferred compensation. To earn incentives, the Adviser may combine Fund sales with sales of other products offered by the Adviser and/or its affiliates, including insurance products. In addition, the Adviser may make payments, in the form of intra-company payments, out of its own assets and legitimate profits and at no additional costs to the Funds or shareholders, to its affiliates in consideration of the assets invested in the Funds through that affiliate and ongoing shareholder services provided by that affiliate to shareholders.

Portfolio Managers

Adviser

Dale Snyder serves as a portfolio manager of the Adviser responsible for the day-to-day management of the Value Index Fund and Growth Index Fund investments. In addition to these two (2) Funds, Mr. Snyder manages 24 other accounts. The table below indicates the accounts over which Mr. Snyder has day-to-day investment responsibility. All information in the table is as of December 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” includes other investment companies and folios (internet platform with personalized baskets of securities where the shareholders own the underlying securities).

Name	Other Accounts Managed by the Portfolio Manager
Dale Snyder	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 2 accounts with total assets of approximately $12.8 million.
Other Accounts: 24 accounts with total assets of approximately $80.0 million.

The two (2) pooled investment vehicles overseen by Mr. Snyder include a growth model folio and value model folio provided exclusively to First Affirmative Financial Network, for the use with its clients. These folios have investment objectives similar to the investment objectives of the Growth Index Fund and the Value Index Fund, respectively, but hold significantly fewer securities than the Funds. The folios, or model portfolios, are updated periodically and are provided to First Affirmative Financial Network, who may choose to alter the holdings and/or weightings of the securities in the models to suit client needs. Dale Snyder’s other accounts refer to one account for the Mennonite Foundation and separately managed equity and bond accounts managed for clients of the Mennonite Foundation and Everence Trust Company.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has adopted a Trading Aggregation or “Bunched Trades” Policy and Procedures (the “Trading Policy”) that prohibit unfair trading practices and seek to avoid any conflicts of interests.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser may aggregate trades when it deems a particular security appropriate for multiple clients and in order to obtain best execution for its clients. Under the Trading Policy, shares are allocated on a pro rata basis in cases where the order placed with a broker is only partially filled, unless the pro-rata amount allocated to an individual account is an uneconomic lot size because it is fewer than 25 shares.

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•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. Pursuant to the Trading Policy, all accounts managed by the Adviser or a Sub-Adviser, as applicable, that are aggregated receive the average share price of all of the transactions executed for the Adviser or Sub-Adviser, as applicable, of that security on that business day and share transaction costs (e.g., commissions, SEC fees) pro-rata based on each client’s participation in the aggregated transaction.

•	A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The Trading Policy is designed to address this conflict of interest.

•	A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser’s and Sub-Advisers’ Codes of Ethics imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager has a personal interest, direct or indirect, in order to confirm that such accounts are not favored over other accounts.

Mr. Snyder is compensated on the basis of a salary for his management of the Value Index Fund and Growth Index Fund. Base salary is developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers is: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization).

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount. There are no deferred compensation plans established for the Adviser’s portfolio managers.

There is no asset growth-based incentive offered to the portfolio manager.

Benjamin Bailey and Delmar King both serve as portfolio managers of the Adviser responsible for the day-to-day management of the Genesis Conservative Portfolio’s Genesis Balanced Portfolio’s, and Genesis Growth Portfolio’s investments. In addition to these three Funds, the portfolio managers of the Adviser responsible for the day-to-day management of the Impact Bond Fund’s investments are Benjamin

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Bailey and Delmar King. Besides the Impact Bond Fund, as of December 31, 2015, Mr. Bailey managed ten (10) other accounts and Mr. King managed three (3) other accounts. The table below indicates as of December 31, 2015, the accounts over which Messrs. Bailey and King had day-to-day investment responsibility.

Name	Other Accounts Managed by the Portfolio Manager
Benjamin Bailey	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 0
Other Accounts: 10 accounts with total assets of approximately $487 million.
Delmar King	Registered Investment Companies: 0
Other Pooled Investment Vehicles: 0
Other Accounts: 3 accounts with total assets of approximately $421 million.

Seven (7) of the accounts managed by Mr. Bailey include Everence Trust Company accounts, none of which are managed against Barclays Aggregate Bond Index, which is the established benchmark for the Impact Bond Fund. Mr. Bailey also manages one account for the Mennonite Foundation. The other accounts managed by Messrs. Bailey and King include the following: Everence Insurance Company and the Everence Association Inc. Mr. King also manages the Everence Trust Company Corporate Account. Mr. Bailey and Mr. King purchase some of the same securities for the Impact Bond Fund as for six (6) of the Everence Trust Company Accounts and all of the other accounts managed by them, except for the Everence Trust Corporate Account.

In cases where a portfolio manager is responsible for the management of more than one account, particularly when the portfolio manager has a financial incentive to favor one account over another, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest are described above.

Messrs. Bailey and King are compensated on the basis of a salary plus performance bonus for their management of the Impact Bond Fund. Base salaries are developed using the same criteria employed in determining salary classifications for all employees of the Adviser, as well as the Adviser’s parent, Everence Holdings, Inc. The four factors that determine salary classification for the portfolio managers are: (i) Knowledge and Skills (measurable amount of knowledge required to perform the duties of the job and the breadth and depth of knowledge needed); (ii) Decisions and Actions required (this factor measures the need for the ability to exercise judgment and to effect independent decisions and actions); (iii) Relationships Responsibility (measures the requirements for the ability to meet and deal with others effectively as indicated by the nature, scope and importance of the relationships that are necessary for satisfactory performance); and (iv) Supervisory Responsibility (measures the degree to which the employee is required to plan, organize, direct or supervise the work of others in the organization). The bonus for the Impact Bond Fund is structured in a manner that balances the short term (one-year) and longer term (three-year and five-year) investment performance.

The Adviser also contributes to a defined contribution qualified plan on behalf of all employees including each portfolio manager. In addition, the Adviser offers a 401(k) plan to employees in which it provides a partial match of employee contributions up to a stated amount.

There are no deferred compensation plans established for Adviser’s portfolio managers.

Aperio

The portfolio managers of Aperio primarily responsible for the day-to-day management of the International Index Fund’s reinvestments are Ran Leshem and Patrick Geddes. In addition, Messrs. Leshem and Geddes manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2015.

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Other Accounts Managed by the Portfolio Managers
Registered Investment Companies: 0
Other Pooled Investment Vehicles: 2
Other Accounts: 2,512 accounts with total assets of approximately $13,243,148,689

Aperio manages accounts for many different clients and has a fiduciary duty to place its clients’ interests ahead of its own under all circumstances, and to not favor one client over another. In order to balance any competing interests that may exist, the procedures for managing accounts are required to be applied consistently across all accounts. Specifically, Aperio manages all accounts separately and transacts only in seasoned liquid securities, and does not participate in Initial Public Offerings. Trades are executed separately as well, which eliminates the possible conflict that can occur when allocating security trades across multiple accounts. In addition, Aperio does not receive incentive-based fees on any account.

The prioritizing of when accounts are traded is determined by the requirements of each account, including, for example, the need to manage cash flows into and out of an account, reinvest cash from income and corporate actions, tax considerations, changes in account composition due to screening, and opportunities for improvement in tracking error relative to the benchmark consistent with account objectives and guidelines. While the timing of when an account is rebalanced may affect the price at which securities are traded in a particular account, the order of rebalancing is determined by the prioritization described above and not by any market timing considerations.

Aperio also monitors the securities transactions of each company employee in order evaluate potential conflicts of interest with clients in connection with an employee’s personal trading activities.

Aperio seeks to provide a competitive base salary plus bonus system of compensation for all employees. Bonus awards are highly dependent on overall firm profitability and individual contribution, and are awarded annually. In addition, the firm provides additional long term compensation for key staff members. As an index firm, compensation is not linked to portfolio performance. Portfolio managers also receive health insurance, vision and retirement plan benefits (i.e., 401(k) plan matching) in the same manner as all other salaried employees.

Luther King

The portfolio managers of Luther King primarily responsible for the day-to-day management of the Small Cap Fund’s investments are J. Luther King, Jr. and Steven R. Purvis. In addition, Messrs. King and Purvis manage other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which each has day-to-day investment responsibility. All information in the table is as of December 31, 2015.

Name	Other Accounts Managed by the Portfolio Manager
J. Luther King, Jr.

Registered Investment Companies: 5 accounts with total assets of approximately $1.2 billion

Other Pooled Investment Vehicles: 5 accounts with total assets of approximately $1.2 billion

Other Accounts: 341 accounts with total assets of approximately $4.5 billion

Steven R. Purvis

Registered Investment Companies: 4 accounts with total assets of approximately $1.2 billion

Other Pooled Investment Vehicles: 0

Other Accounts: 42 accounts with total assets of approximately $0.6 billion

The portfolio managers are responsible for managing the Small Cap Fund and accounts for other clients, including employee benefit plans, pension plans, endowments, investment companies, private investment funds and high-net worth individuals. These accounts may have investment objectives, strategies

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and risk profiles that differ from those of the Small Cap Fund. The portfolio managers make investment decisions for each account based on its investment guidelines and objectives, tax status and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or the Small Cap Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely impact the Small Cap Fund depending on market conditions. Luther King’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients.

The portfolio managers may purchase or sell for their own accounts securities that are purchased on behalf of the Small Cap Fund. The portfolio managers also may have a beneficial interest in accounts managed by Luther King, other than the Small Cap Fund. Luther King has implemented a code of ethics and other policies and procedures in an effort to mitigate these potential conflicts of interest.

The portfolio managers could favor one account over another in allocating new investment opportunities of a limited nature, such as initial public offerings and private placements. Luther King has implemented policies and procedures in an effort to ensure that investment opportunities of a limited nature are allocated fairly and equitably among eligible accounts. The portfolio managers could favor one account over another in the order in which trades for accounts are placed. If the portfolio managers determine to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. Luther King has implemented trade allocation and aggregation policies and procedures in an effort to mitigate this potential conflict of interest.

The portfolio managers are responsible for managing other accounts including, with respect to Mr. King, private investment funds, some of which may entitle Luther King to performance fees and/or management fees exceeding those paid by the Small Cap Fund. This compensation structure may present a potential conflict of interest because Luther King and the portfolio managers may be incentivized to favor such accounts over the Small Cap Fund.

Luther King and the portfolio managers may have significant personal investments in some of the private investment funds managed by Luther King. As a result of such investments, Luther King and the portfolio managers may be motivated to favor these funds over the Small Cap Fund.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, Luther King may pay commissions to brokers for the Small Cap Fund’s transactions that exceed the amount of commissions that would be charged by another broker for the same transactions, provided that Luther King determines in good faith that the amount of commissions paid is reasonable in relation to the value of the brokerage and research services provided by such broker, either in terms of a particular transaction of Luther King’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), Luther King has entered into soft dollar and commission sharing arrangements with third parties and brokers for eligible brokerage and research products and services. A potential conflict of interest may exist because Luther King receives these brokerage and research products and services from brokers in exchange for directing commissions from the Small Cap Fund’s transactions, rather than paying for these products and services with its own assets. Luther King has implemented policies and procedures governing its use of such soft dollar and commission sharing arrangements.

As an independent firm, Luther King has full control over its compensation structure. Luther King seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary and is eligible to participate in Luther King’s profit sharing plan. The majority of compensation is derived from bonuses which are discretionary and based on individual merit as well as success of Luther King in any given year. Criteria for individual bonuses include stock selection, investment performance and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

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The following table sets forth the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager*
Dale Snyder	Value Index Fund: $10,001 – $50,000
Growth Index Fund: $10,001 – $50,000
Benjamin Bailey	Impact Bond Fund: $10,001 – $50,000
Delmar King	Impact Bond Fund: Over $100,000
Ran Leshem	International Index Fund: 0
Patrick Geddes	International Index Fund: 0
J. Luther King, Jr.	Small Cap Fund: 0
Steven R. Purvis	Small Cap Fund: $100,001 – $500,000

Portfolio Transactions

Pursuant to the Investment Advisory Agreement and the Sub-Investment Advisory Agreements, the Adviser or a Sub-Adviser, as appropriate, determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute such Fund’s portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser and the Sub-Advisers, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

The selection of a broker or dealer to execute portfolio transactions is made by the Adviser or the appropriate Sub-Advisor. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction, include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services. Such research services may include full access to the brokerage firms’ fundamental, quantitative and strategic research via their websites and frequent e-mails, as well as personal contact with the brokerage firm personnel. Such information may be useful to the Adviser or the Sub-Advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or the Sub-Advisers in carrying out their obligations to the Funds. In selecting brokers, the Adviser retains the right to impose its ethical investment guidelines.

While the Adviser and the Sub-Advisers generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

Total brokerage commissions paid for the last three (3) fiscal years are as follows:*

Fund*	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Impact Bond Fund	$–	$–	$–
International Index Fund	$17,639	$16,677	$24,082
Value Index Fund	$27,180	$19,969	$26,929
Growth Index Fund	$17,488	$18,193	$25,220
Small Cap Fund	$106,176	$165,282	$118,894
Genesis Conservative Portfolio	–	–	–
Genesis Balanced Portfolio	–	–	–
Genesis Growth Portfolio	–	–	–

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No commissions were paid to any affiliate of the Funds, the Adviser, Aperio or Luther King.

Except as permitted by applicable laws, rules and regulations, neither the Adviser nor the Sub-Advisers will, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates, and will not give preference to the Adviser’s or the Sub-Advisers’ affiliates with respect to such transactions, securities, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. Any such other fund, investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made by the Adviser or a Sub-Adviser at substantially the same time on behalf of a Fund and either another Fund or another investment company or account managed by the Adviser or Sub-Adviser, the transaction will generally be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser or the Sub-Adviser, as appropriate, believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. Prices received by one of the advisory firms will not necessarily be the same as those received by the other firms. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or for other investment companies or accounts managed by it in order to obtain best execution. In making investment recommendations for the Funds, neither the Adviser nor the Sub-Adviser will inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, the Sub-Advisers or their parents, subsidiaries or affiliates, and, in dealing with its customers, neither the Adviser, the Sub-Advisers, nor their parents, subsidiaries or affiliates will inquire or take into consideration whether securities of such customers are held by the Funds.

Business Manager and Administrator

Effective March 1, 2016, Beacon Hill Fund Services, Inc. (“Beacon Hill”), 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215, has served as the Trust’s Business Manager and Administrator. Beacon Hill and the Trust have entered into a Services Agreement for Trust & Regulatory Governance with respect to the Funds. This Agreement supplemented and replaced the prior Fund Compliance Services Agreement and Financial Controls Services Agreement with Beacon Hill. Pursuant to the terms of the Agreement, Beacon Hill, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Beacon Hill include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Effective March 1, 2016. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the financial administrator and fund accountant for the Funds. Pursuant to the terms of the Master Services Agreement between the Beacon Hill Fund Services, Inc. and Ultimus (the “Fund Accounting Agreement”), Ultimus provides various administrative and fund accounting services to the Fund, which include (i) computing the Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing the Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for the Fund.

Prior to March 1, 2016, JPMorgan Chase Bank, N.A. (“JPMorgan”), 70 Fargo Street, Suite 3 East, Boston, MA 02210-1950, served as the Administrator and fund accountant to the Funds.

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Each Fund paid JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. JPMorgan received the following administrative fees for the last three (3) fiscal years:

Administration Fees

Fund	Fees Paid During the Period From January 1, 2015 through December 31, 2015	Fees Paid During the Period From January 1, 2014 through December 31, 2014	Fees Paid During the Period From January 1, 2013 through December 31, 2013
Impact Bond Fund	$213,178	$152,129	$151,483
International Index Fund	$88,606	$78,691	$64,333
Value Index Fund	$66,494	$48,667	$42,355
Growth Index Fund	$91,651	$40,558	$43,759
Small Cap Fund	$28,178	$30,613	$30,490
Genesis Conservative Portfolio	$5,943	$4,688	$5,375
Genesis Balanced Portfolio	$18,115	$14,255	$14,448
Genesis Growth Portfolio	$15,418	$11,356	$11,875

Transfer Agent

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), P.O. Box 701, Milwaukee, WI 53201-0701, serves as the transfer agent of the Company’s shares. As transfer agent, U.S. Bancorp maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Fund, U.S. Bancorp receives a monthly per account fee from the Company, plus out-of-pocket expenses.

Distributor

BHIL Distributors, Inc. (the “Distributor”), 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215, serves as the Company’s principal underwriter and, as such, is exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the Funds’ shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The total front-end sales charges received and subsequently re-allowed to other parties by BHIL on behalf of the Funds for the last three (3) fiscal years are as follows:

Impact Bond Fund	Fiscal Year Ended 12/31/2015	Fiscal Year Ended 12/31/2014	Fiscal Year Ended 12/31/2013
Class A
Front-end Sales Charges Received by Distributor	$3,197	$21,254
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$32,726	$19,409

International Index Fund
Class A
Front-end Sales Charges Received by Distributor	$1,599	$11,326
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$11,173	$9,929

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Value Index Fund	Fiscal Year Ended 12/31/2015	Fiscal Year Ended 12/31/2014	Fiscal Year Ended 12/31/2013
Class A
Front-end Sales Charges Received by Distributor	$3,422	$16,051
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—
Front-end Sales Charges Re-allowed to other Dealers	$21,447	$14,017

Growth Index Fund
Class A
Front-end Sales Charges Received by Distributor	$8,604	$48,319	$41,572
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$5,017
Front-end Sales Charges Re-allowed to other Dealers	$61,155	$42,786	$36,555

Small Cap Fund
Class A
Front-end Sales Charges Received by Distributor	$1,712	$14,722	$6,249
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$701
Front-end Sales Charges Re-allowed to other Dealers	$9,635	$12,890	$5,548

Genesis Conservative Portfolio
Class A
Front-end Sales Charges Received by Distributor	$8,251	$48,804	$59,386
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$7,136
Front-end Sales Charges Re-allowed to other Dealers	$55,883	$43,219	$52,250

Genesis Balanced Portfolio
Class A
Front-end Sales Charges Received by Distributor	$34,959	$191,971	$161,506
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$17,590
Front-end Sales Charges Re-allowed to other Dealers	$243,059	$169,784	$143,916

Genesis Growth Portfolio
Class A
Front-end Sales Charges Received by Distributor	$25,859	$175,618	$153,676
Front-end Sales Charges Re-allowed to Everence and its Affiliates	$—	$—	$16,480
Front-end Sales Charges Re-allowed to other Dealers	$208,390	$156,699	$137,196

As described in the Prospectus, the Company has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A Shares offered by the Funds in order to pay for distribution related activities. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund’s assets attributable to Class A Shares, and up to 0.25 percent of these fees may be used for general distribution purposes and up to 0.25 percent may be used as a “service fee” as defined under applicable NASD rules. The Trustees have currently authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Below are the amounts paid under the Plans for the identified goods and services during the fiscal year ended December 31, 2015:

Impact Bond Fund
A Shares
Amounts Remitted to Non-Affiliated Broker-Dealers for Distribution Services (“Distribution Services”)	$190,172
Amounts Retained by BHIL for Distributor Services (“Distributor Services”)	$0

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International Index Fund
A Shares
Distribution Services	$47,877
Distributor Services	$0

Value Index Fund
A Shares
Distribution Services	$44,247
Distributor Services	$0

Growth Index Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$146,278
Distributor Services	$0

Small Cap Fund
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$19,877
Distributor Services	$0

Genesis Conservative Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$49,459
Distributor Services	$0

Genesis Balanced Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$149,733
Distributor Services	$0

Genesis Growth Portfolio
A Shares
Payments to Non-affiliated Broker Dealers for
Distribution Services	$127,376
Distributor Services	$0

Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, distribution plan expenses (“Rule 12b-1 fees”) and

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shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser or the Distributor may make payments out of their respective resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12b-1 fees, and payments to financial intermediaries as discussed above. The payments are made pursuant to agreements between financial intermediaries and the Adviser or Distributor and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g. , individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser or Distributor access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; (g) providing other distribution-related or asset retention services; and (h) with respect to affiliated persons only, health benefits and deferred compensation.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2015, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above: Ameriprise, Ascensus, Charles Schwab & Co., CPI Qualified Plan Consultants, LPL, Fidelity, Merrill Lynch, Pershing, Raymond James, TIAA, T.D. Ameritrade, UBS, and Wells Fargo.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2015 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of: (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Custodian

JPMorgan Chase Bank, N.A. (“JPMorgan”), 70 Fargo Street, Suite 3 East, Boston, Massachusetts 02210, serves as custodian (the “Custodian”) to the Company pursuant to the Custodian Agreement dated as of January 23, 2009 between the Company and the Custodian (the “Custodian Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling

34

the receipt and delivery of securities and collecting income on each Fund’s investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund’s foreign securities.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60 days’ advance written notice to the Custodian and by the Custodian upon 90 days’ written notice to the Company

Independent Registered Public Accounting Firm

Ernst & Young LLP, with principal offices at 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 serves as the independent registered public accounting firm for the Funds.

Legal Counsel

Dechert LLP, 90 State House Square, 12th Floor, Hartford, CT 06103, serves as counsel to the Company and its Independent Trustees.

ADDITIONAL INFORMATION

Description of Shares

The Company was organized on September 30, 1993 as a Delaware statutory trust. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $.01 per share (the “Shares”). The Company presently has 8 separate investment portfolios (or series) of Shares. The Company’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide or re-divide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this SAI, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of an independent registered public accounting firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Company voting without regard to each Fund separately.

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Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding Shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of: (a) 67 percent or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50 percent of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy; or (b)  the holders of more than 50 percent of the outstanding votes of Shareholders of that Fund.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibility for voting proxies relating to each Fund’s portfolio securities to the Adviser, in accordance with the Funds’ proxy voting policies and procedures and subject to the Board’s continuing oversight. Under this delegate authority, the Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge, upon request, by calling (800) 977-2947 or is available on the Praxis Mutual Funds website and on the SEC’s website at www.sec.gov.

Additional Tax Information

The following is a general discussion only, as of the date of this SAI, which is subject to change. It does not constitute tax advice.

Taxation of the Funds. Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50 percent of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5 percent of the value of the Fund’s total assets and not greater than 10 percent of the outstanding voting securities of such issuer; and (ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute an amount at least equal to the sum of 90 percent of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90 percent of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of: (1) 98 percent of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) 98 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current

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calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund’s earnings and profits.

Distributions. Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of income from either the Value Index Fund’s, Growth Index Fund’s, Small Cap Fund’s, International Index Fund’s, Genesis Conservative Portfolio’s, Genesis Balanced Portfolio’s or Genesis Growth Portfolio’s income may consist of dividends paid by U.S. corporations, and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction (provided that certain holding period and other requirements are met).

A portion of the dividends received by individual Shareholders from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s Shares, and are not eligible for the dividends-received deduction.

For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4 percent excise tax.

Some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options in which a Fund may invest are “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

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Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of shareholders. In order to avoid the payment of federal income tax, the Fund may be required to distribute such income to shareholders, to whom it will be taxable.

Other Investment Companies. It is possible that, by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Fund of Funds Risk. Each of the Genesis Portfolios will not be able to offset gains realized by one underlying fund in which such Fund invests against losses realized by another underlying fund in which such Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to such Fund. The use of the fund-of-funds structure by the Genesis Portfolios could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock (“PFIC shares”). The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain, which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares.

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Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where: (1) the shareholder incurs a sales load in acquiring the Shares of the Fund; (2) the Shares are disposed of before the 91st day after the date on which they were acquired; and (3) the shareholder subsequently acquires Shares in the Fund or another regulated investment company before January 31 of the calendar year following the calendar year in which the original stock is disposed of and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund Shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund Shares.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in, first-out or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is expected that, in certain years, the International Index Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the International Index Fund.

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 28 percent of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. For example, dividends paid by a Fund to a foreign shareholder generally are subject to U.S. withholding tax at a rate of 30 percent (unless the tax is reduced or eliminated by an applicable treaty). For taxable years beginning before January 1, 2015 (unless further

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extended by Congress), properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Foreign shareholders may be subject to U.S. estate tax with respect to their shares of a Fund. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after December 31, 2010 may get carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2015, the following Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes.

Pre-Enactment Capital Loss Carry Forwards Subject to Expiration:

	Capital Loss Carry Forwards	Expiration Date
Growth Index Fund	$2,741,906	2017

Post-Enactment Capital Loss Carry Forwards Not Subject to Expiration:

	Short Term CLCF	Long Term CLCF
International Index Fund	$4,484,128	$3,123,743

A Fund cannot carry back or carry forward any net operating losses.

During the year ended December 31, 2015, the Impact Bond Fund and the Growth Index Fund utilized $89,170 and $6,405,763 of capital loss carry forwards, respectively.

Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

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Principal Shareholders

As of April 1, 2016, the following persons held beneficially or of record five (5) percent or more of the outstanding shares of the Funds.

Name of Fund	Shareholder Name	Address	Percentage Owned

Impact Bond Fund Class A	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	24.18%

Impact Bond Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	5.89%

Impact Bond Fund Class I	MMATCO LLP*	1110 N. Main Street Goshen, IN 46528	26.61%

	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	21.12%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	15.21%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	6.60%

International Index Fund Class A	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	5.28%

	Charles Schwab & Co.*	211 Main St. San Francisco, CA 94105	58.12%

	MMATCO LLP	1110 N. Main Street Goshen, IN 46528	5.53%

International Index Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	36.98%

	MMATCO LLP *	1110 N. Main Street Goshen, IN 46528	30.27%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	12.89%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	6.39%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	5.85%

Value Index Fund Class A	MMATCO LLP	1110 N. Main Street Goshen, IN 46528	9.31%

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Name of Fund	Shareholder Name	Address	Percentage Owned
Value Index Fund Class I	MMATCO LLP*	1110 N. Main Street Goshen, IN 46528	26.22%

	Great-West Trust Company LLC	8515 East Orchard Rd. Greenwood Village, CO 80111	24.95%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	15.69%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	9.65%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	9.15%

	Charles Schwab & Co.	211 Main St. San Francisco, CA 94105	7.35%

Growth Index Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	5.96%

Growth Index Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	35.24%

	MMATCO LLP	PO Box 483 Goshen, IN 46527	24.13%

	Mennonite Foundation	PO Box 483 Goshen, IN 46527	13.05%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	9.06%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	8.59%

Small Cap Fund Class A	LPL Financial	4707 Executive Dr. San Diego, CA 92121	6.04%

Small Cap Fund Class I	Great-West Trust Company LLC*	8515 East Orchard Rd. Greenwood Village, CO 80111	57.39%

	Everence Capital Management, Inc. FBO: Praxis Growth Allocation	PO Box 483 Goshen, IN 46527	19.09%

	Everence Capital Management, Inc. FBO: Praxis Balanced Allocation	PO Box 483 Goshen, IN 46527	15.52%

*A party holding in excess of 25 percent of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

43

Miscellaneous

The Funds may include information in their Annual Reports and Semiannual Reports to Shareholders that: (1) describes general economic trends; (2) describes general trends within the financial services industry or the mutual fund industry; (3) describes past or anticipated portfolio holdings for a Fund within the Company; or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals, however such a meeting will be held if less than a majority of current Trustees have been elected by shareholders. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10 percent of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Company.

The Prospectus and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2015 for the Impact Bond Fund, International Index Fund, Value Index Fund, Small Cap Fund, Growth Index Fund, Genesis Conservative Portfolio, Genesis Balanced Portfolio, and Genesis Growth Portfolio, including notes thereto, and the report of Ernst & Young LLP thereon are included in the Funds’ most recent Annual Report to Shareholders (and are incorporated by reference into this SAI). Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI.

ADDITIONAL INDEX INFORMATION

The “S&P 500 Index” and “S&P 500 Value Index” are each a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s®, S&P® and S&P 500®, and has been licensed for use by Everence Financial. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Standard & Poor’s®, S&P® and S&P 500® is a trademark of Standard & Poor’s®, S&P® and S&P 500®. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Everence Financial. Praxis Growth Index Fund and Praxis Value Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Standard & Poor’s®, S&P® and S&P 500®. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® make any representation or warranty, express or implied, to the owners of the Praxis Growth Index Fund and Praxis Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Praxis Growth Index Fund or the Praxis Value Index Fund particularly or the ability of the S&P 500 Index or S&P 500 Value Index to track general market performance. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® only relationship to Everence Financial with respect to the S&P 500 Index or S&P 500 Value Index is the licensing

44

of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index and the S&P 500 Value Index are each determined, composed and calculated by S&P Dow Jones Indices or Standard & Poor’s®, S&P® and S&P 500® without regard to Everence Financial or the Praxis Growth Index Fund or the Praxis Value Index Fund. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation to take the needs of Everence Financial or the owners of the Praxis Growth Index Fund or the Praxis Value Index Fund into consideration in determining, composing or calculating the S&P 500 Index or S&P 500 Value Index. Neither S&P Dow Jones Indices nor Standard & Poor’s®, S&P® and S&P 500® are responsible for and have not participated in the determination of the prices, and amount of the Praxis Growth Index Fund or the Praxis Value Index Fund or the timing of the issuance or sale of the Praxis Growth Index Fund or the Praxis Value Index Fund or in the determination or calculation of the equation by which the Praxis Growth Index Fund or the Praxis Value Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Standard & Poor’s®, S&P® and S&P 500® have no obligation or liability in connection with the administration, marketing or trading of the Praxis Growth Index Fund or the Praxis Value Index Fund. There is no assurance that investment products based on the S&P 500 Index or S&P 500 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR STANDARD & POOR’S®, S&P® AND S&P 500® GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P 500 VALUE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND STANDARD & POOR’S®, S&P® AND S&P 500® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY EVERENCE FINANCIAL, OWNERS OF THE PRAXIS GROWTH INDEX FUND AND THE PRAXIS VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR S&P 500 VALUE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR STANDARD & POOR’S®, S&P® AND S&P 500® BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND EVERENCE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

45

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s Corporation (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

“A-I” — Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-l+.”

“A-2” — Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” — Issue has only a speculative capacity for timely payment.

“C” — Issue has a doubtful capacity for payment.

“D” — Issue is in payment default.

Moody’s Investors Service, Inc. (“Moody’s”) commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps Credit Rating Co. (“Duff & Phelps”) for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

“Duff 1+” — Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” — Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“Duff 1-” — Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff-2” — Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“Duff 3” — Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“Duff 4” — Debt possesses speculative investment characteristics.

“Duff 5” — Issuer has failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc. (“Fitch”) short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-l+” — Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+.”

“F-2” — Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-l+” and “F-1” categories.

“F-3” — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

“D” — Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” — This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

“A1 +”— Obligations are supported by the highest capacity for timely repayment.

“A2” — Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

“A3” — Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

“B” — Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

“C” — Obligations have an inadequate capacity to ensure timely repayment.

“D” — Obligations have a high risk of default or are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by S&P for corporate and municipal debt:

“AAA” — This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“CI” — This rating is reserved for income bonds on which no interest is being paid.

“D” — Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” — Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing, “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—) — Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic classification from “Aa” to “B” in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” — Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” — Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” — Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD,” and “DP” — Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with divided arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” — Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+.”

“A” — Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” — Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “C,” “DDD,” “DD,” and “D” — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA” — Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

“AA” — Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

“A” — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB” — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

“BB,” “B,” “CCC,” “CC,” and “C” — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

“AA” — This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

“A” — This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” — This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC” — These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “PB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” — This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) — The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) (1)	Amended and Restated Agreement and Declaration of Trust effective as of December 1, 1993 was filed with Registrant’s Pre-Effective Amendment No.1 on December 13, 1993 and is incorporated by reference herein.

(2)	Certificate of Trust was filed with the Registrant’s initial Registration Statement on September 30, 1993 and is incorporated by reference herein.

(3)	Agreement and Declaration of Trust effective as of April 28, 2016 is filed herewith.

(b) (1)	By-Laws of the Registrant was filed with Registrant’s Pre-Effective Amendment No.1 on December 13, 1993 and is incorporated by reference herein.

(c)	Certificates for Shares are not issued. Articles III and V of the Registrant’s Declaration of Trust define rights of holders of Shares.

(d) (1)	Investment Advisory Agreement between the Registrant and Everence Capital Management, Inc. (f/k/a Menno Insurance Service, Inc. d.b.a. MMA Capital Management) was filed with the Registrant’s initial Registration Statement on September 30, 1993 and is incorporated by reference herein.

(2)	Schedule A to the Investment Advisory Agreement was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(3)	Amendment to the Investment Advisory Agreement dated May 29, 2015 is filed herewith.

(4)	Expense Limitation Agreement dated April 30, 2016 between the Registrant and Everence Capital Management, Inc. (with respect to the Intermediate Income Fund, Small Cap Fund, Conservative Allocation Portfolio, Balanced Allocation Portfolio and Growth Allocation Portfolio) is filed herewith.

(5)	Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to Praxis Small Cap Fund) was filed in Post-Effective Amendment No. 24 to the Registration Statement filed on May 1, 2007, and incorporated by reference herein.

(6)	Form of First Amended Sub-Advisory Agreement with Luther King Capital Management Corporation (with respect to Praxis Small Cap Fund) was filed in Post-Effective Amendment No. 25 to the Registration Statement filed on May 1, 2008, and incorporated by reference herein.

(7)	Sub Investment Advisory Agreement with Aperio Group, LLC (with respect to Praxis International Equity Index Fund) was filed in Post-Effective Amendment No. 34 to the Registration Statement filed on January 3, 2011, and incorporated by reference herein.

(e) (1)	Underwriting Agreement between the Registrant and BHIL Distributors, Inc. was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(f)	Not Applicable.

(g) (1)	Reserved

(h) (1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Services dated November 1, 2012 was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(2)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2016 is filed herewith.

(3)	Services Agreement for Trust and Regulatory Governance effective as of March 1, 2016 between Registrant and Beacon Hill Fund Services, Inc., is filed herewith.

(4)	Master Services Agreement dated March 1, 2016 between Ultimus Fund Solutions and Beacon Hill Fund Services, Inc. on behalf of the Registrant, is filed herewith.

(i)	Legal Opinion is filed herewith.

(j)	Consent of Accountant is filed herewith.

(k)	Not Applicable.

(l)	Letters concerning Initial Capital was filed in Pre-Effective Amendment No. 2 to the Registration Statement on December 28, 1993, and incorporated by reference herein.

(m) (1)	Distribution Related Services Plan was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(n)	Amended Rule 18f-3 Plan was filed in Post-Effective Amendment No. 34 to the Registration Statement filed on January 3, 2011, and incorporated by reference herein.

(o)	Reserved.

(p) (1)	Code of Ethics of the Praxis Mutual Funds was filed in Post-Effective Amendment No. 13 to the Registration Statement filed on April 30, 2001 and incorporated by reference herein.

(2)	Code of Ethics effective as of November 18, 2014 of Everence Capital Management is filed herewith.

(3)	Code of Ethics of Luther King Capital Management Corporation was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(4)	Code of Ethics of BHIL Distributors, Inc. was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

(5)	Code of Ethics of Aperio Group, LLC was filed in Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2015, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Adviser and Sub-Adviser and their Officers and Directors

ADVISER

The business of the Adviser is summarized under “MANAGEMENT OF THE COMPANY Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser’s investment adviser registration on Form ADV (File No. 801-36323) and is hereby incorporated herein by reference thereto.

SUB-ADVISERS

Luther King Capital Management Corporation

The information required by this item with respect to Luther King Capital Management Corporation (“LKCM”) is incorporated by reference to the Form ADV (File No. 801-14458) filed with the SEC. LKCM provides investment management services to investment companies, foundations, endowments, pension plans, and high net worth individuals. LKCM is the investment adviser to the LKCM Funds, an investment company registered under the Investment Company Act of 1940. The principal business address for LKCM is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.

The Directors and Principal Executive Officers of LKCM are:

J. Luther King, Chairman of the Board/President

Jacob D. Smith, Vice President, General Counsel, Chief Compliance Officer

Aperio Group, LLC

The information required by this item with respect to Aperio Group, LLC (“Aperio”) is incorporated by reference to the Form ADV (File No. 801- 57184) of Aperio. Aperio provides investment management services to investment companies, foundations, pension plans, and high net worth individuals. Aperio is a private partnership whose partners are Paul Solli, Patrick Geddes, Robert Newman and Guy Lampard. The principal business address for each of these persons is Three Harbor Drive, Suite 315, Sausalito, CA 94965.

The Directors and Principal Executive Officers of Aperio are:

Paul Solli, Managing Member, Partner

Patrick Geddes, Managing Member, Managing Partner, Chief Executive Officer

Robert Newman, Managing Member, Partner

Guy A. Lampard, Managing Member, Partner

Mark J. Nuti, Chief Financial Officer, Chief Compliance Officer

Timothy Carver, Director

Paul Greenwood, Director

Item 32. Principal Underwriter

(a)	BHIL Distributors, Inc. (“BHIL”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA” and acts as the principal underwriter for the following investment companies in addition to the Registrant:

Diamond Hill Funds, Advisers Investment Trust, the Cook & Bynum Fund, the LongCap Fund, Boston Trust and the Walden Funds.

(b)	The following list sets forth the directors and executive officers of BHIL. Unless otherwise noted with an asterisk (*), the address of the persons named below is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.

Brenda J. Bittermann	President

Thomas E. Line*	Chief Financial Officer, Treasurer and Director

Dina A. Tantra	Secretary and General Counsel

Mark Redman	Chief Compliance Officer

*	Address is 325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215

(c)	None

Item 33. Location of Accounts and Records

The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 1110 North Main Street, Goshen, IN 46526. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant’s investment advisors and custodians.

Everence Capital Management, Inc.

1110 North Main Street

Goshen, IN 46527

Ultimus Fund Solutions

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Beacon Hill Fund Services, Inc.

325 John H. McConnell Boulevard, Suite 150

Columbus, OH 43215

BHIL Distributors, Inc.

325 John H. McConnell Boulevard, Suite 150

Columbus, OH 43215

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goshen and State of Indiana, on the 27th day of April, 2016.

PRAXIS MUTUAL FUNDS

/s/ Chad M. Horning
Chad M. Horning, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 47 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Chad M. Horning	President	April 27, 2016
Chad M. Horning (Principal Executive Officer)

/s/ Trent M. Statczar	Treasurer	April 27, 2016
Trent M. Statczar (Principal Financial Officer)

/s/ Kenneth D. Hochstetler	Trustee	April 27, 2016
Kenneth D. Hochstetler

* R. Clair Sauder	Chairman and Trustee	April 27, 2016

*** Dwight L. Short	Trustee	April 27, 2016

* Karen Klassen Harder	Trustee	April 27, 2016

** Candace L. Smith	Trustee	April 27, 2016

** Don E. Weaver	Trustee	April 27, 2016

*, ** and *** By:

/s/ Anthony Zacharski Anthony Zacharski Attorney-in-fact		April 27, 2016

*	Pursuant to Power of Attorney filed in Post-Effective Amendment No. 23 to the Registration Statement on February 14, 2007.
**	Pursuant to Power of Attorney filed in Post-Effective Amendment No. 25 to the Registration Statement on May 1, 2008.
***	Pursuant to Power of Attorney filed in Post-Effective Amendment No. 45 to the Registration Statement on April 24, 2015.

EXHIBIT INDEX

28 (a) (3)	Agreement and Declaration of Trust effective as of April 28, 2016.

(d) (3)	Amendment to the Investment Advisory Agreement dated May 29, 2015.

(4)	Expense Limitation Agreement dated April 30, 2016 between the Registrant and Everence Capital Management, Inc. (with respect to the Intermediate Income Fund, Small Cap Fund, Conservative Allocation Portfolio, Balanced Allocation Portfolio and Growth Allocation Portfolio).

(h) (2)	Amended Exhibit C to Transfer Agent Servicing Agreement dated January 1, 2016.

(3)	Services Agreement for Trust and Regulatory Governance effective as of March 1, 2016 between Registrant and Beacon Hill Fund Services, Inc.

(4)	Master Services Agreement dated March 1, 2016 between Ultimus Fund Solutions and Beacon Hill Fund Services, Inc. on behalf of the Registrant.

(i)	Legal Opinion.

(j)	Consent of Accountant.

(p) (2)	Code of Ethics effective as of November 18, 2014 of Everence Capital Management.